                                                                   EXHIBIT 10.13





                              ARTICLES OF AGREEMENT


                                     BETWEEN


                            STERLING CHEMICALS, INC.
                           ITS SUCCESSORS AND ASSIGNS



                                       AND



                                TEXAS CITY, TEXAS
                          METAL TRADES COUNCIL, AFL-CIO

                                TEXAS CITY, TEXAS




                               SEPTEMBER 28, 2002

                                       TO

                                   MAY 1, 2004

                                      INDEX

                                                                                               PARAGRAPH
                                                                                               ---------
                        Signatory Unions..............................................         1
                        Basic Principles..............................................         2
                        Union Recognition.............................................         3
                        Bargaining Union Defined......................................         3

ARTICLE 29              ABROGATION OF CONTRACT ARTICLES...............................         69

ARTICLE 28              ARBITRATION PROCEDURE
                             Appealed Grievance Time Length...........................         68 b)
                             Arbitration Expenses.....................................         68 c)
                             Arbitrator Authority.....................................         68 d)
                             Length of Time to Arbitrate..............................         68 a)
                             Time Limit Failure.......................................         68 e)

ARTICLE 22              BULLETIN BOARDS...............................................         62 a)

ARTICLE 23              COMPANY RULES.................................................         63 a)

ARTICLE 32              CONTRACT PERIOD...............................................         80 a) thru d)

ARTICLE 11              CONTRACT WORK
                             Utilizing Independent Contractors........................         42 a)

ARTICLE 14              DISCRIMINATION
                             Charges of Discrimination................................         45 b)

ARTICLE 17              ELECTION DAY REGULATIONS
                             Election Judge...........................................         52 b)
                             Employees Time off to Vote...............................         52 a)

ARTICLE 25              FUNERAL LEAVE
                             Funeral Leave............................................         65 a) & b)
                             Funeral Leave while on Vacation..........................         65 c)
                             Pallbearer...............................................         65 g)
                             Proof of Relationship....................................         65 f)

ARTICLE 27              GRIEVANCE PROCEDURE AND DISCIPLINE RECORDS
                             Discharge Grievance Process..............................         67 c) thru e)
                             Grievance Lapse Time.....................................         67 a) 1)
                             Grievance Time Limit Exceptions..........................         67 f)
                             Length of Time to Answer Grievance.......................         67 a) 6)
                             Letters of Reprimand.....................................         67 g) & h)
                             PUC Meeting Membership...................................         67 b)
                             Sick Pay Benefit Grievance...............................         67 a) 5)
                             Step 1 - Grievance Procedure.............................         67 a) 2)
                             Step 2 - Grievance Procedure.............................         67 a) 3)
                             Step 3 - Grievance Procedure.............................         67 a) 4)

ARTICLE 3               HOURS OF WORK
                             Dentist/Doctor Appt. 3 Hrs Unpaid........................         13 f)
                             Hours of Work - Maintenance..............................         12 a) thru c)
                             Hours of Work - Groups 1, 2, & 4.........................         11 a) thru b)
                             Normal Workweek..........................................         13 d)
                             Schedule Less than 40 Hours Inadvertently................         13 e)
                             Shift Work Scheduling (when deemed necessary)............         13 a) & d)

                                      INDEX

                                                                                               PARAGRAPH
                                                                                               ---------
ARTICLE 16              JURY SERVICE
                             Afternoon Court Appearance...............................         49 a) & 51 a)
                             Morning Court Appearance.................................         48 a)
                             Proof of Service.........................................         50 a)

ARTICLE 19              LAYOFF NOTICE - SEPARATION ALLOWANCE
                             Eligibility for Separation Allowance.....................         57 a) & b)
                             Labor Dispute Lay Off....................................         54 c)
                             Lay Off Notice...........................................         54 a) thru b)
                             Lay Off Separation Allowance.............................         55 a)
                             Method of Payment of Separation Allowance................         56 a) thru d)

ARTICLE 20              LEAVE OF ABSENCE
                             Leave of Absence for Personal Reasons....................         58 a)
                             Leave of Absence for Union Conventions...................         58 b)
                             Leave of Absence to Accept Employment with
                                 the Union............................................         58 c)
                             Leave of Absence For Newborn Child.......................         58 d)
                             Public Office Appointment................................         58 e)

ARTICLE 1               MANAGEMENT RIGHTS.............................................         5

ARTICLE 30              OCCUPATIONAL & NON-OCCUPATIONAL ACCIDENT AND SICKNESS PLAN
                             Benefit Amount...........................................         73 b)
                             Benefit Payment..........................................         73 a)
                             Benefits Based on Normal Workweek........................         72 a)
                             Benefits during Vacation.................................         78 a) & b)
                             Benefits during Work Stoppage............................         77 a)
                             Benefits while on Probation..............................         73 c)
                             Duration of Benefits.....................................         71 a) thru c)
                             Exclusion from Benefit...................................         73 a) thru b)
                             Late Report of Occupational Disability...................         74 c)
                             Plant Service Credit.....................................         70 b)
                             Proof of Disability......................................         74 a)
                             Reporting Absences.......................................         74 b)
                             Sick Pay.................................................         70 a)
                             Withholding Benefit Payment..............................         76 a)

ARTICLE 4               OVERTIME AND PREMIUM TIME REGULATIONS
                             Bypassing (Scheduling Overtime)..........................         22 a) thru c)
                             Call-outs................................................         15 a)
                             Holiday - (No Work No Pay)...............................         16 d) 4)
                             Holiday Pay..............................................         16 a) thru d)
                             Holidays.................................................         16 a)
                             Maintenance Overtime.....................................         23 a) thru f)
                             Overtime Equalization....................................         18 a)
                             Overtime Meals...........................................         19 a) thru c)
                             Overtime Premium.........................................         14 a) thru d)
                             Shift Differential.......................................         20 a)
                             Transportation Due To Overtime...........................         21 a)

                                      INDEX

                                                                                               PARAGRAPH
                                                                                               ---------
ARTICLE 12              PAY DAY
                             Pay Day..................................................         43 a)
                             Pay Errors Less or More than 8 Hours.....................         43 d)
                             Paychecks Direct Deposit.................................         43 b)

ARTICLE 13              PHYSICAL EXAMINATIONS
                             Employees Physically Unfit to Perform in Assigned
                                 Classification.......................................         44 c)
                             New Hire Physicals.......................................         44 a)
                             Periodic Examinations of Employees.......................         44 b)
                             X-rays...................................................         44 e)

ARTICLE 24              PRODUCTIVITY STATEMENT........................................         64 a) thru d)

ARTICLE 18              REPLACEMENT OF CLOTHING
                             Clothes Damaged..........................................         53 a)

ARTICLE 21              SANITATION AND SAFETY
                             Clip-On Glasses..........................................         60 g)
                             Colored Safety Glasses - Operating Engineers.............         60 b)
                             Commercial or Chauffeur's License - Operating Engineers..         59 a)
                             Eye Exam Payment.........................................         60 c)
                             Non-Prescription Safety Sunglasses.......................         60 d)
                             Postponing Job for Safety Reasons........................         59 b)
                             Prescription Glasses for Welders ........................         60 f)
                             Prescription Safety Glasses..............................         60 a)
                             Safety Shoes.............................................         61 a)

ARTICLE 6               SENIORITY
                             Bidding - Apprenticeship Program.........................         33 g)
                             Bidding - Bidding Rules..................................         33 c)
                             Bidding - No Qualified Bidders...........................         33 f)
                             Bidding - Selection of Job Posting Bidders...............         33 b)
                             Grievances - Seniority...................................         37 a)
                             Job Bidding..............................................         33 a)
                             Job Posting..............................................         33 a) 1)
                             Layoffs..................................................         35 a) thru e)
                             Rehiring.................................................         36 a) thru b)
                             Seniority - Four Types...................................         25 b)
                             Seniority - Promotions...................................         32 a) & b)
                             Seniority (Military Service).............................         28 d)
                             Seniority (Probationary Period)..........................         26 a) & 28 a)
                             Seniority (Promoted to Supervision--Permanent or
                                 Temporary)...........................................         28 b) & c)
                             Seniority Consolidation of Departments...................         31 a)
                             Seniority Definition of Group. Dept., & Maintenance......         25 c)
                             Seniority Draw...........................................         26 c)
                             Seniority for Straight Day Employment....................         26 b)
                             Seniority is Equal ......................................         26 d)
                             Seniority List ..........................................         27 a)
                             Seniority Lost...........................................         29 a)
                             Seniority Unbroken.......................................         30 a)
                             Transfers - General Mechanic.............................         34 c)
                             Transfers - Operating Unit Reduced Operation or Shut Down         34 b)
                             Transfers - Stores Employees.............................         34 d)
                             Transfers of Surplus Group 1 employees...................         34 a)

                                      INDEX

                                                                                               PARAGRAPH
                                                                                               ---------
ARTICLE 9               STAFFING OF NEW UNITS.........................................         40

ARTICLE 10              STEWARDS
                             Department Designation...................................         41 a)
                             Steward (Benefits).......................................         41 e)
                             Steward (Disciplinary Action)............................         41 d)

ARTICLE 26              STRIKES AND LOCKOUTS..........................................         66 a) thru e)

ARTICLE 7               SUPERVISORS DOING HOURLY WORK.................................         38 a) & b)

ARTICLE 15              UNION REPRESENTATIVES.........................................         46 a)

ARTICLE 2               UNION SECURITY
                             Dues Check Off...........................................         6 a)
                             Dues Check Off Cancellation..............................         7 a) & 8 a)
                                                                                               thru c)
                             Dues Payment to Signatory Unions.........................         9 a) & b)

ARTICLE 5               VACATION
                             Bank Days - Vacation.....................................         24 k)
                             Choice Designation - Vacation............................         24 j)
                             Credit Accumulation......................................         24 b)
                             Hold Over - Vacation.....................................         24 o) thru q)
                             Military Service - Vacation .............................         24 r)
                             Seniority/Preference - Vacation..........................         24 i)
                             Sick Leave - Vacation ...................................         24 s)
                             Vacation (Dismissal or Voluntary Separation).............         24 t)
                             Vacation (Resigns Without Notice Or Discharged for
                                 Cause)...............................................         24 u)
                             Vacation Accrual Year Cutoff.............................         24 z)
                             Vacation Back-to-Back....................................         24 y)
                             Vacation Falls on Holiday................................         24 v) thur w)
                             Vacation Pay - Computed .................................         24 g)
                             Vacation Period..........................................         24 h)
                             Vacation Splits..........................................         24 l)
                             Vacation Transfers Between Groups or Crafts..............         24 x)
                             Vacations 5, 10, 20 & 30.................................         24 c) thru f)
                             Vacations less than 5 years & probationary period).......         24 a)

ARTICLE 31              WORK ASSIGNMENTS..............................................         79 a) thru c)

ARTICLE 8               WORK CLASSIFICATIONS - TEMPORARY
                        VACANCIES.....................................................         39 a) thru c)

                                                                                           PAGE NO.
                                                                                           --------
EXHIBIT A               12 HOUR SHIFT AGREEMENT.......................................    43 thru 58
                             Day Jobs.................................................        44
                             Extra Operators..........................................        44
                             Wages....................................................        44
                             Employee Benefit Plans, SIP, Pension, Life Insurance
                                 and Disability.......................................        45
                             Overtime.................................................    45 thru 47
                             Mandatory Overtime Procedure.............................        47
                             Charging of Overtime.....................................        47
                             Hours of Work............................................        47
                             Overtime and Holidays....................................    48 thru 49
                             Holiday and Holiday Pay..................................        48
                             Shift Differential.......................................        49
                             Vacation.................................................     50 & 51
                             Seniority................................................        51
                             Jury Service.............................................        51
                             Funeral Leave............................................        51
                             Occupational & Non-Occupational Accident and Sickness
                                 Plan.................................................        52
                             Wage Adjustment..........................................    52 thru 57
                             Interpretation of Attachment E...........................        58

EXHIBIT B               WAGE RATES....................................................        59

EXHIBIT C               CHEMICAL PROCESS OPERATOR APPRENTICESHIP STANDARDS &
                        AGREEMENTS....................................................    61 thru 72
                             Required Hours...........................................        69

                        MAINTENANCE APPRENTICESHIP
                        STANDARDS & AGREEMENTS........................................    73 thru 87
                             Required Hours...........................................    78 thru 83

EXHIBIT D               EMPLOYEE BENEFITS.............................................      89-90

                        RETURN TO WORK AGREEMENT                                            91-97

                        NO JURISDICTION SUPPORTING INFORMATION                                98

                                    CONTENTS

                                                                                                             Page No.
                                                                                                             --------
ARTICLE 1       MANAGEMENT RIGHTS                                                                                2
ARTICLE 2       UNION SECURITY                                                                                   3
ARTICLE 3       HOURS OF WORK                                                                                    4
ARTICLE 4       OVERTIME AND PREMIUM TIME REGULATIONS                                                            6
ARTICLE 5       VACATION                                                                                        10
ARTICLE 6       SENIORITY                                                                                       13
ARTICLE 7       SUPERVISORS DOING HOURLY WORK                                                                   21
ARTICLE 8       WORK CLASSIFICATIONS - TEMPORARY VACANCIES                                                      21
ARTICLE 9       STAFFING OF NEW UNITS                                                                           21
ARTICLE 10      STEWARDS                                                                                        22
ARTICLE 11      CONTRACT WORK                                                                                   22
ARTICLE 12      PAY DAY                                                                                         23
ARTICLE 13      PHYSICAL EXAMINATIONS                                                                           23
ARTICLE 14      DISCRIMINATION                                                                                  24
ARTICLE 15      UNION REPRESENTATIVES                                                                           24
ARTICLE 16      JURY SERVICE                                                                                    24
ARTICLE 17      ELECTION DAY REGULATIONS                                                                        25
ARTICLE 18      REPLACEMENT OF CLOTHING                                                                         26
ARTICLE 19      LAYOFF NOTICE - SEPARATION ALLOWANCE                                                            26
ARTICLE 20      LEAVE OF ABSENCE                                                                                28
ARTICLE 21      SANITATION AND SAFETY                                                                           29
ARTICLE 22      BULLETIN BOARDS                                                                                 30
ARTICLE 23      COMPANY RULES                                                                                   30
ARTICLE 24      PRODUCTIVITY STATEMENT                                                                          31
ARTICLE 25      FUNERAL LEAVE                                                                                   31
ARTICLE 26      STRIKES AND LOCKOUTS                                                                            32
ARTICLE 27      GRIEVANCE PROCEDURE AND DISCIPLINE RECORDS                                                      33
ARTICLE 28      ARBITRATION PROCEDURE                                                                           35
ARTICLE 29      ABROGATION OF CONTRACT ARTICLES                                                                 36
ARTICLE 30      OCCUPATIONAL & NON-OCCUPATIONAL ACCIDENT AND SICKNESS PLAN                                      36
ARTICLE 31      WORK ASSIGNMENTS                                                                                39
ARTICLE 32      CONTRACT PERIOD                                                                                 40

EXHIBIT A       12 HOUR SHIFT AGREEMENT                                                                         43
EXHIBIT B       WAGE RATES                                                                                      59
EXHIBIT C       CHEMICAL PROCESS OPERATOR APPRENTICESHIP STANDARDS & AGREEMENT                                  61
                MAINTENANCE APPRENTICESHIP STANDARDS & AGREEMENT                                                73
EXHIBIT D       EMPLOYEE BENEFITS                                                                               89

RETURN TO WORK (RTW) AGREEMENT                                                                                  91
EMPLOYEE RECEIPT / ACKNOWLEDGEMENT FOR RTW AGREEMENT                                                            97

NO JURISDICTION SUPPORTING INFORMATION                                                                          98

                              ARTICLES OF AGREEMENT
                                     BETWEEN
                            STERLING CHEMICALS, INC.
                           ITS SUCCESSORS AND ASSIGNS
                                       AND
                           THE TEXAS CITY, TEXAS METAL
                             TRADES COUNCIL, AFL-CIO
                              OF TEXAS CITY, TEXAS

1 This agreement is made between Sterling Chemicals, Inc., its successors and assigns, authorized to do business in Texas, hereinafter referred to as the COMPANY, and the Texas City, Texas Metal Trades Council, AFL-CIO, of Galveston County, Texas, hereinafter referred to as the UNION. It is agreed by the following unions signatory to this Agreement that said Council is their authorized representative for the purpose of negotiating and administering this Agreement and for the purpose of modifying, amending, or waiving any of the provisions of this Agreement:

                   Electrical Workers Local No. 527
                   Operating Engineers No. 347
                   Painters and Paperhangers No. 1008
                   Bridge, Structural, Ornamental & Reinforcing Iron Workers
                        No. 135
                   International Association of Machinists No. 6
                   Sheet Metal Workers No. 54
                   Teamsters Local No. 968
                   Carpenters Local No. 973
                   International Brotherhood of Boilermakers, Iron Ship
                        Builders, Blacksmiths, Forgers and Helpers No. 132
                   Heat & Frost Insulators and Asbestos Workers No. 22 Pipefitters Local No. 211
                   Operating Engineers No. 450

                                BASIC PRINCIPLES

2 The COMPANY and the UNION have a common and sympathetic interest in the progress of industry. Therefore, a working system and harmonious relations are necessary to improve the relationship between the COMPANY and the UNION, and the Public. Progress in industry demands a mutuality of confidence between the COMPANY and the UNION. All will benefit by a continuous peace and by adjusting any differences by rational, common sense methods. The purpose of this Agreement is to establish harmonious relations for the advancement of the mutual interest of the parties in continuing and improving the manufacture and production of products at said Texas City plant. The COMPANY and UNION agree that they will not discriminate in any manner against any employee because of race, color, religion, age, sex, national origin, disability or veteran status. It is the understanding of the parties to this agreement that any reference in said agreement to the masculine gender is understood to also include those employees of the feminine gender. Now, therefore, in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows:

                                   RECOGNITION

3 The COMPANY hereby recognizes the Texas City, Texas Metal Trades Council as the exclusive bargaining agency for all production and maintenance employees, but excluding supervisory, technical, clerical, plant protection employees with respect to rates of pay, wages, hours of work, and other conditions of employment. Supervisory employees, in the Production and Maintenance Departments, are those who are above the classification listed in Exhibit B, a part of this contract.

                               SCOPE OF AGREEMENT

4 This Agreement constitutes the sole and entire Agreement between the parties. It supersedes all prior Agreements, oral or written, and expresses all obligations of or restrictions imposed on the respective parties during its term. The waiver of any breach, term, or condition herein by Sterling shall not constitute a precedent for future waiver of any breach, term, or condition.

                                    ARTICLE 1
                                MANAGEMENT RIGHTS

5         a)   Except as expressly modified by a specific provision of this
               Agreement, all the authority, rights, and powers which the COMPANY had prior to the signing of this Agreement are retained by the COMPANY and remain exclusively and without limitation the rights of management. Only express modifications contained in specific provisions of this Agreement constitute limitations upon such authority, rights, and powers.

          b) The Union recognizes that the Employer has the right, on its own initiative, to perform any function of management at any time, so long as it does not violate any express provision of this Agreement.

          c)   The following acts are functions of management:

               1) Those acts which are not within the area of collective bargaining as required by the National Labor Relations Act;

               2)   Those acts which are usually exercised by other employers;
                    and

               3) Those acts which management should exercise in order to properly manage the business.

                                    ARTICLE 2
                                 UNION SECURITY

6         SECTION 1

          a) The COMPANY agrees to honor check-off cards signed by individual employees, on forms agreed to by the COMPANY and the UNION, which authorize the COMPANY to deduct from the employee's first paycheck each month the regular monthly UNION dues of the employee, or initiation fees as may be authorized by the employee.

          b) The COMPANY agrees to notify the UNION of all newly employed personnel covered by this Agreement. Such notice shall be in writing and shall state the name of the employee, their classification, their date of hire, their address and telephone number.

7         SECTION 2

          a) Check-off authorizations now in effect shall become irrevocable in accordance with the terms of Section 3 of this article unless written notice of revocation from the employee is received by the COMPANY within the fifteen (15) day period prior to the expiration date of this Agreement. A notice of this provision will be posted by the COMPANY and the UNION.

8         SECTION 3

          a) Check-off authorizations shall be irrevocable for the period of one (1) year, or until the termination of the Agreement, whichever occurs sooner. It is further agreed that this authorization shall be automatically renewed, and shall be irrevocable for successive periods of one (1) year each unless written notice by registered mail of revocation from the employee is received by the COMPANY not more than twenty (20) days nor less than ten (10) days prior to the expiration of each period of one (1) year.

          b) Employees withdrawing from a signatory union may cancel their dues deduction authorization at any time by serving notice by letter to the COMPANY canceling such authorization along with letters of approval from the UNION and the signatory union to which the dues and initiation fees were to be forwarded.

          c) Employees who, as a result of a change in job assignment, transfer from one signatory union to another signatory union, may cancel any prior dues deduction authorization by submitting to the COMPANY a new dues deduction authorization. Such new authorization must be transmitted through the signatory union or its designated representative.

9         SECTION 4

          a) Money deducted from paychecks as authorized herein for employees bargained for by the UNION will be forwarded to each individual union signatory to the Agreement. The UNION will furnish the COMPANY a list of signatory unions showing the address and the individual to whom the check should be forwarded and the regular monthly union dues of each Union. This check will be forwarded not later than the 20th of the month in which the money is deducted, along with a summary sheet in duplicate showing the name of each employee from whose paycheck dues and initiation fees were deducted and the amount deducted.

          b) In the event a signatory union ceases to be affiliated with UNION for any reason, and UNION officially notifies COMPANY of same, the authorization of employees for deductions of dues and initiation fees for such Union whose affiliation with UNION has ceased, shall be immediately and automatically revoked and any monies deducted from checks of said employees and held by the COMPANY will be refunded to the employee from whose check the deduction was made.

10        SECTION 5

          a) In the event applicable laws governing union security are liberalized to the extent that they allow a Maintenance of Membership clause, the COMPANY agrees to meet with the UNION at that time and agree on the terms of a Maintenance of Membership clause.

                                    ARTICLE 3
                                  HOURS OF WORK

11        SECTION 1 - ALL EMPLOYEES IN SENIORITY GROUPS 1, 2 AND 4

          a) The period of time from 6:30 a.m. to 6:30 a.m. the following day shall constitute a payroll day for all employees in the seniority groups above. The period of time composed of seven (7) consecutive payroll days, extending from 6:30 a.m. Monday to 6:30 a.m. the following Monday, shall constitute a regular work week at this plant for all employees in the seniority groups above.

          b)   The hours of work shall be as follows:

               1) DAY WORKERS - Eight (8) consecutive hours of work per day, exclusive of a thirty (30) minute lunch period, shall constitute a day's work. Hours of work shall be from 6:30 a.m. to 3:00 p.m. Employees will begin their unpaid thirty
                    (30) minute lunch period during a one and a half (1.5) hour window beginning four (4) hours after the start of the shift. If the lunch break starts after the window for work related reasons, the employee will be paid the appropriate overtime rate for the lunch period.

               2) EIGHT HOUR SHIFT WORKERS - Eight (8) consecutive hours of work per day shall constitute a day's work. Five (5) eight
                    (8) hour shifts in any one workweek shall constitute a week's work. Shifts shall normally be from 6:30 a.m. to 2:30 p.m., 2:30 p.m. to 10:30 p.m., and 10:30 p.m. to 6:30 a.m.
                    Shift workers will be permitted sufficient time to eat during their shift without loss of pay for such period.

               3) 12-HOUR SHIFT WORKERS - Terms of the 12-Hour Shift Agreement are included in Exhibit A of this Agreement.


12        SECTION 2 - ALL EMPLOYEES IN THE MAINTENANCE CRAFTS SENIORITY

          a) The period of time from 7:30 a.m. to 7:30 a.m. the following day shall constitute a payroll day for all employees in the seniority groups above.

          b) The period of time composed of seven (7) consecutive payroll days, extending from 7:30 a.m. Monday to 7:30 a.m. the following Monday, shall constitute a regular work week at this plant for all employees in the seniority groups above.

          c)   The hours of work shall be as follows:

               1) DAY WORKERS - All Employees in the Maintenance Crafts Seniority - Eight (8) consecutive hours of work per day, exclusive of a thirty (30) minute lunch period, shall constitute a day's work. Hours of work shall be from 7:30 a.m. to 4:00 p.m. Employees will begin their unpaid thirty
                    (30) minute lunch period during a one and a half (1.5) hour window beginning four (4) hours after the start of the shift. If the lunch break starts after the window for work related reasons, the employee will be paid the appropriate overtime rate for the lunch period.

               2) SHIFT WORKERS - Maintenance employees assigned to shifts will be permitted sufficient time to eat during their shift work without loss of pay for such period.

13        SECTION 3

          a) Employees may be scheduled as shift workers if and when required in the operation of the plant, and when so working, shall be governed by the above conditions relating to a shift worker.

          b) Straight day Maintenance employees temporarily assigned to shift work, when being reassigned to straight days, will normally be reassigned at the beginning of the work week.

          c) Special shift schedules and start/stop times to support non-routine operations, shutdowns, turnarounds and emergency situations will be determined by management after consultation with the UNION.

          d) The normal workweek shall consist of forty (40) hours of work and the normal workday of eight (8) hours of work providing work is available.

          e) In the event an employee is inadvertently scheduled for less than the normal workweek, the employee will be allowed to make up the difference after reporting the discrepancy to supervision. The employee will be allowed to make up such difference only to the point where their earnings equal the straight time earnings for a normal workweek.

          f)   An employee may be excused without pay for a period up to three
               (3) hours at the beginning or end of the day shift, Monday through Friday (except holidays falling Monday through Friday) for the purpose of a doctor or dentist appointment. Such excuse will be granted if it is scheduled with enough advance notice so that proper relief can be scheduled and the absence does not impair plant operations.


                                    ARTICLE 4
                      OVERTIME AND PREMIUM TIME REGULATIONS

14        Section 1

          a) An employee shall be paid at the rate of one and one-half (1-1/2) times his regular rate for all hours worked by him in excess of eight (8) in any one (1) day consisting of the twenty-four (24) hour period beginning when an employee begins to work or report for work in accordance with instructions, which ever is earlier.

          b) An employee shall be paid at the rate of one and one-half (1-1/2) times his regular rate for all hours worked by him in excess of forty (40) in any workweek.

          c) Time and one-half (1-1/2) shall be paid for the first 8-hour period worked following a change of schedule unless the employee is given at least thirty-six (36) hours notice in advance of the beginning of his newly assigned hours. For the purpose of computing weekly overtime, hours for which premium pay is payable under the provisions of this paragraph will not be counted in the total hours worked by an employee in a given workweek.

          d) When an employee works a minimum of 8 hours on all their scheduled days of rest within a payroll week, they will be paid for all hours worked on the last day of rest at the rate of two
               (2) times their base rate of pay.


15        SECTION 2 - CALL-OUTS

          a) An employee called-out for work with less than 4 hours notice outside his regular schedule shall be paid for the actual time worked at not less than one and one half (1-1/2) times his straight time rate if the length of the assignment is 2.5 hours or greater. If the assignment is less than 2.5 hours in duration and the call-out work does not immediately precede or immediately follow his regularly scheduled work period, he shall receive the equivalent of four hours times his straight time rate.

          b) The COMPANY shall have the right to institute an on-call system for calling out and contacting employees.


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

16        SECTION 3 - HOLIDAYS

          a) Two and one-half times will be paid for work performed on the following holidays: New Year's Day, President's Birthday, Good Friday, Easter Sunday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day, Christmas Eve and Christmas Day.

          b) FOR DAY WORKERS: If any of these holidays fall on a Sunday, the Monday immediately following shall be recognized as the holiday. If holidays fall on Saturday, they will be observed on the preceding Friday. The exception shall be Christmas Eve, which shall be observed on the last working day before Christmas.

          c) FOR SHIFT WORKERS: All holidays listed above will be recognized on the calendar day on which it falls. For the purpose of determining pay for an employee who works on a day observed as a holiday which falls on one of the employee's scheduled days of rest, "regular scheduled hours of work" for that day shall mean the same hours the employee was assigned to work on the last regularly scheduled day of work immediately prior to the holiday. Payment will be made according to (d) 1 below.

          d) Employees will be paid for the holidays listed above not worked an amount equivalent to eight (8) times the employee's straight-time hourly rate, subject to the following conditions:

               1) Such pay shall be computed on the basis of payroll day and not calendar day.

               2) To be eligible for such pay, an employee must report for work on their last regular scheduled working day immediately preceding the holiday and their first regular scheduled working day immediately following this holiday.

               3) For purposes of determining eligibility for holiday pay only under this section, employees absent either the day before, the day after, or both days, because of vacation, death in the immediate family, occupational injury or illness while under a doctor's care, jury duty or excused absence will be considered as having worked on such day or days and will be entitled to holiday pay provided they have complied with the other requirements of Article 4, Section 3. Immediate family will be interpreted to mean those members of the family covered under Article 25 - Funeral Leave.

               4) An employee who is instructed to work on a holiday but fails to report will receive no pay for the holiday.

               5) Payment for holidays not worked shall not apply to employees on approved leave of absence, off because of sickness or occupational injury (unless under a doctor's care), or layoff.


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

17        SECTION 4

          a) In the event any hours worked fall within two or more classifications listed above, only one application can be made.

18        SECTION 5

          a) Employees shall not be laid off during regular working hours to deprive them of any time, which they have gained by working overtime. At one (1) week intervals, the COMPANY will make every reasonable effort to post overtime equalization lists in each zone or departments and to distribute such overtime work as equally as practicable.

19        SECTION 6 - OVERTIME MEALS

          a) If an employee works more than two hours immediately following his scheduled working period, he shall be provided a meal. The employee will be afforded an opportunity on COMPANY time to eat meals so supplied at the time he is entitled to same, or as soon thereafter as the condition of the work permits.

          b) Any employee called out (with less than four (4) hours' notice), will be supplied with a suitable meal at the COMPANY'S expense after four (4) hours of work. If the employee continues working on overtime, outside his regular or scheduled shift, he will be furnished a meal every four (4) hours. If the employee works into his scheduled shift, one additional mid-shift meal will be furnished from the COMPANY'S frozen food supply if the employee was/is otherwise unable to provide his own lunch due to the call-out.

          c)   Employees scheduled on overtime, other than provided in (a) or
               (b) above, will provide their own meals.

20        SECTION 7 - SHIFT DIFFERENTIAL

          a) Shift differential shall be added to the wage rate of the employees required to work during the shift indicated in the following schedule for each hour worked during such periods:

               1)  Eight Hour Shift Workers:

                        Days         No differential
                        Evenings     50cents differential
                        Graveyards   $1.00 differential

               2)  Day Workers

                        Days         No differential
                        Evenings     50cents differential
                        Graveyards   $1.00 differential


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

               3)  For shifts longer than 8 hours in duration:

                        Days         No differential
                        Nights       $1.00 differential


21        SECTION 8 - TRANSPORTATION

          a) The COMPANY will provide rides home for employees who are without transportation and are held over on overtime past their regular scheduled shift.

22        SECTION 9 - BYPASSING

          a) When an employee has worked sixteen (16) continuous hours and up to or within the employee's regular shift, the employee will be allowed to go home and will be paid at the straight-time for the remaining hours of the employee's regular shift, or the employee may be bypassed for overtime if it will require that he be sent home with pay for his regularly scheduled shift. This decision will be made by supervision.

          b) The COMPANY agrees that in scheduling overtime, no employee shall be bypassed in the assignment of overtime to work solely to avoid payment of double-time, except as referenced above.

          c) The "rain-out" clause in the contractor's contract or straight-time work on Saturday, Sunday, or holidays as may be provided under the contractor's contract, will not be used to avoid Sterling employee's overtime.

23        SECTION 10 - MAINTENANCE OVERTIME

               a.) Maintenance overtime will normally be scheduled and assigned from within the zone group.

               b.) If unable to fill the overtime need, volunteer employees from other zones may be offered the overtime. If unable to fill the overtime need, employees may be conscripted from the zone first, and then from the rest of the plant.

               c.) For job continuity, jobs started by contractor personnel may, at the COMPANY'S discretion, be worked to completion by the contractor. Also for job continuity purposes, Management may, at its discretion, decide to hold over the Sterling craftsmen who started a job, in order to complete it on overtime.

               d.) The company shall have the right to institute an on-call system for contacting employees for overtime.

               e.) Shutdown/Turnarounds - The company reserves the right to contract shutdown/turnaround work. Employees from the affected zone group may volunteer or be conscripted to work parts of the shutdown.

               f.) Management shall have the right to set start and end times for shutdown/startup related work.


                                    ARTICLE 5
                                    VACATION

24        a)   The vacation allowance for employees with less than five years of service shall be eighty (80) hours, in which case vacation credits will be given at a rate of six and two-thirds (6 2/3) hours per month of service for a maximum of eighty (80) hours.
               Fractional credits shall be figured to the next 8-hour increment.
               Vacation credits are not accumulative during the probationary period specified in Article 6, Section 2, but after such period the new employee's vacation credits shall be calculated from the date of employment.

          b) Vacation credits accumulated after January 1st of the current year shall not be taken until January 1st of the following year. Vacation must be taken in full shift increments.

          c) Each employee who completes five (5) or more years of continuous service will be granted one-hundred twenty (120) hours of vacation per year. Such vacation may be taken at any time during the vacation year in which the employee reaches the fifth (5th) year of continuous service. After receiving a first vacation of one-hundred twenty (120) hours, the employee will accrue ten (10) hours vacation per month of service or a maximum of one-hundred twenty (120) hours per year.

          d) Each employee who completes ten (10) or more years of continuous service will be granted one-hundred sixty (160) hours of vacation per year. Such vacation may be taken at any time during the vacation year in which the employee reaches the tenth (10th) year of continuous service. After receiving a first vacation of one hundred sixty (160) hours, the employee will accrue thirteen and one-third (13-1/3) hours of vacation per month of service or a maximum of one hundred sixty (160) hours per year.

          e) Each employee who completes twenty (20) or more years of continuous service will be granted two-hundred (200) hours of vacation per year. Such vacation may be taken at any time during the vacation year in which the employee reaches the twentieth
               (20th) year of continuous service. After receiving a first vacation of two-hundred (200) hours, the employee will accrue sixteen and two-thirds (16-2/3) hours of vacation per month of service or a maximum of two-hundred (200) hours per year.

          f) Each employee who completes thirty (30) or more years of continuous service will be granted two-hundred forty (240) hours of vacation per year. Such vacation may be taken at any time during the vacation year in which the employee reaches the thirtieth (30th) year of continuous service. After receiving a first vacation of two-hundred forty (240) hours, the employee will accrue twenty (20) hours of vacation per month of service or a maximum of two-hundred forty (240) hours per year.

          g) The vacation pay for employees entitled to vacation is computed on the basis of rate of pay per hour at the time of vacation at straight-time.

          h) Vacation period shall be from January 1 through December 31 each year.

          i) The employee with the greatest bargaining unit seniority within the group or craft, wherever possible, shall be allowed preference as to time of vacation within each department and within each maintenance zone. When an employee elects to split their vacation, then they shall be allowed seniority preference only on one (1) portion of the split vacation until all employees have exercised their seniority preference.

          j) Prior to January 1st, employees shall designate their choices of dates for their vacations and a vacation schedule for the year will be made up in accordance with other provisions of this article.

          k) An employee may place up to eighty (80) hours (ten days) of their vacation in a vacation bank prior to January 1 with such days to be taken at any time during the vacation year on a first-come basis in an individual operating unit, in a maintenance craft within a zone, or in any other department. Five (5) bank days may be taken with one (1) hour's notice. Twenty-two (22) hours' notice for the other five (5) bank days will be required except in cases of emergencies. All normal requests for bank days must be made to the employee's supervisor. Emergency requests will be subject to approval by the department head or designee. Bank days will be granted only when, in the judgment of the COMPANY, such days do not conflict or impair plant operations. Bank days will be taken in any combination of whole days without restriction by vacation splits. All bank days must be taken during the vacation year and shall not be cumulative. When, in the opinion of the COMPANY, it appears that vacation bank days are accumulating in a group, department or craft and will create a problem near the end of the vacation year, employees will be requested to schedule their remaining bank days in order not to conflict with or impair plant operations.

          l) Vacation may be split into as many periods as the employee has weeks of vacation. In calculating vacation splits, the bank days will constitute one split. Employees with ten (10) or more years of service will be eligible for one (1) additional split. Vacation schedules established by January 1st will not be altered after this date to give preference to the senior employee. Employees shall be permitted to begin or end their vacations on a regularly scheduled day off.

          m) Vacations shall be given employees on such dates or as near as may be practicable when, in the judgment of the COMPANY, such dates do not conflict with or impair plant operations.

          n) Vacation during any vacation period must be taken during the vacation period and shall not be cumulative. Requests for exceptions to this requirement will be considered by management on a case by case basis.

          o)   For the purpose of taking extended vacation, employees with five
               (5) or more years of service will be permitted, one (1) time during the life of this contract to elect to hold over forty (40) hours of vacation from one (1) vacation period and take it during the next vacation period in conjunction with the full vacation due that vacation period. Employees desiring to exercise this option will so advise the COMPANY during the vacation-scheduling period in the year in which they desire to hold over the forty
               (40) hours.

          p) Employees with ten (10) to nineteen (19) years of service have the option to hold over forty (40) hours of vacation from one (l) vacation period and take it during the next vacation period. Employees desiring to exercise this option must notify the COMPANY by November 1st prior to the end of the vacation year in which it was originally expected to be taken. This request does not increase the number of bank days.

          q) An employee who is "Combo 80" (minimum age 55 with 80 points) or who has at least 20 years of COMPANY service, may carry over from one vacation period to the next up to eighty (80) hours of vacation in forty (40) hour increments. A maximum of two hundred forty (240) hours may be carried over in this manner.

          r) Any employee leaving the service of the COMPANY entering State or Federal military service shall so notify the COMPANY, and shall be paid the vacation credits earned up to the time of induction. Such employee shall not be taken off the payroll until actually inducted in military service, State or Federal.

          s) In calculating time for vacation credits, no vacation will accrue after the sixth month of sick leave or otherwise while not actively at work.

          t) In case an employee is dismissed or leaves the COMPANY'S service voluntarily, they will receive vacation pay to the extent of the credits accumulated at the time of their dismissal or voluntary separation.

          u) In case an employee resigns without notice or is discharged for cause, they will receive only pay for vacation earned during the previous year but not taken. Such employees will not be eligible to receive vacation accrued in the current vacation year up to the time of their removal from the payroll.

          v) When a holiday is observed on an employee's scheduled vacation day, they will have the option of an extra day vacation or an extra eight (8) hours' pay at their regular straight-time rate.

          w) When a day of vacation falls on a holiday and the employee elects to take an extra day of vacation, they may elect to take it the last working day immediately prior to their scheduled vacation.

          x) When an employee transfers from one craft or group to another, the employee will carry with them their vacation as scheduled for that year. The transfer of this vacation schedule will not interfere with the rights of any other employee to their vacation as previously scheduled.

          y) Back-to-back vacations from one vacation year to the next will be allowed under the following conditions:

               1)  The period of vacation must be for six or more weeks.

               2) The employees who desire to schedule vacation in a continuous period beginning in one vacation year and ending in another vacation year must schedule such vacation prior to January 1 of the first vacation year.

               3) If, on the basis of seniority, they will be allowed to schedule their vacation immediately prior to the end of the vacation year, then they shall be granted vacation preference for the continuous portion of the vacation, which ends the next vacation year.

          z) For employees hired before January 1, 1996, vacation year allotment will be based on years of service accrued by March 31 following the end of the vacation year. For all other employees, vacation year allotment will be based on years of service accrued by December 31 of the vacation year.

                                    ARTICLE 6
                                    SENIORITY

25        SECTION 1 - DEFINITIONS

          a) By the term "seniority" is meant the status of the employee's length of service as such.

          b)   Four types of seniority shall be recognized:

               1) GROUP SENIORITY. This shall consist of the seniority accumulated by an employee working in any of the groups listed below.

               2) DEPARTMENT SENIORITY. For matters directly affecting any of the departments in Group 1, employees in their respective operating departments shall be listed on the Seniority List by order of Group 1 seniority within their respective department.

               3) MAINTENANCE CRAFT SENIORITY. This shall consist of the seniority accumulated by an employee in the particular maintenance craft in which the employee is working.

               4) BARGAINING UNIT SENIORITY. This shall consist of seniority accumulated by an employee in any of the groups or crafts listed below.

          c) For purposes of paragraph (b) above, group, department, and maintenance craft seniority shall cover the following:

               1)   Group Seniority

                    i) GROUP 1 - All hourly employees in the following operating departments and any other which may be added and which are designated as operating departments by the COMPANY, Departments 13/14/15/16, 513, 19/23/25/51/52/88, 44/50, 48/56, 53, and POWER.

                    ii)  GROUP 2 - All hourly employees of the Laboratory.

                    iii) GROUP 4 - All hourly employees of the Materials
                         Handling Department.

               2)   Department Seniority

                    i) For matters directly affecting departments in Group 1, employees in the various operating departments shall be listed on department seniority lists by Group 1 seniority within their respective departments. Any reference to departmental seniority in other sections of the contract will refer to the Group 1 seniority of employees within the department.

               3)   Maintenance Craft Seniority

                    i) All hourly employees in each of the maintenance crafts. The maintenance crafts shall include, but shall not be limited to the following titles:

                            Pipefitters                    Carpenters
                            Asbestos Workers               Instrument/Electrical
                            Boilermakers/ Ironworkers      Machinists
                            Painters                       Operating Engineers
                            Laborers

26        SECTION 2 - COMMENCEMENT

          a) All new employees shall be required to work a trial or probationary period of one-hundred thirty-five (135) calendar days continuous service before the seniority rules outlined herein shall apply to them, and after such period, the new employee's seniority shall be retroactive to the date they were employed.

          b) Straight-day employment shall be determined on the basis of senior qualified. New employees will be required to go on shift within not more than ninety (90) days after employment.

          c) When employees are hired into a group or craft on the same date, their order on the seniority lists shall be determined by "lot".

          d) In a situation where departmental seniority is equal, the group seniority shall govern, and when group or craft seniority are equal, seniority on the first day worked in the bargaining unit shall govern.

27        SECTION 3 - SENIORITY LISTS

          a) The COMPANY agrees to compile and furnish the UNION a seniority list quarterly, showing the seniority of each employee in bargaining unit, and the COMPANY further agrees that it will add names and the seniority status of all employees to said list after they have completed their probationary period and are considered regular employees.

28        SECTION 4 - WHEN SENIORITY DOES NOT APPLY OR IS NOT AFFECTED

          a)   Seniority privileges shall not apply to probationary employees.

          b) The Seniority of an employee shall not be affected when they are promoted to a supervisory classification unless they remain in that capacity for a period in excess of one hundred thirty-five
               (135) calendar days after which time they shall lose their seniority as a member of the bargaining unit.

          c) The seniority of an employee shall not be affected when they are promoted temporarily to a supervisory classification unless they remain in that capacity for a period in excess of one-hundred and eighty (180) working days in a calendar year, after which time they shall lose their seniority as a member of the bargaining unit.

          d) Employees, other than temporary employees, who are called into active military service with any branch of the U. S. government, shall not lose their seniority rights or their status with the COMPANY. Such employees, however, shall file an application with the COMPANY for reinstatement, within ninety (90) days after they have received an Honorable Discharge from such service and if their physical and mental condition is satisfactory, such employee shall be reinstated to their former position or one to which their seniority entitles them, unless the COMPANY'S circumstances have so changed as to make it impossible or unreasonable to do so.

29        SECTION 5 - WHEN GROUP, DEPARTMENT, CRAFT AND BARGAINING UNIT
          SENIORITY IS LOST

          a) An employee under the following circumstances shall lose all seniority:

               1)   When the COMPANY discharges them.

               2) When they quit the service of the COMPANY of their own volition.

               3) When they are laid off for a period exceeding eighteen (18) months without being recalled.

               4) When an employee overstays their leave of absence without notifying the COMPANY and receiving an extension of time.

30 SECTION 6 - WHEN GROUP, DEPARTMENT, CRAFT, AND BARGAINING UNIT SENIORITY IS NOT BROKEN

          a) Seniority of the employee shall not be broken because of: (1) layoffs (except as provided in Section 5 a) 3) of this article);
               (2) authorized leaves of absence; (3) absences on account of occupational or non-occupational sick leave not exceeding a period of twelve (12) months; (4) any cessation of work at the COMPANY'S plant which is beyond the control of the employee not exceeding a period of eighteen (18) months.

31        SECTION 7 - CONSOLIDATION OF DEPARTMENTS

          a) When two or more departments are consolidated, the employees of these departments may claim seniority in the consolidated department, it being understood, however, that no employee may claim a classification in the consolidated department higher than the one occupied in the department in which the employee was previously employed.

32        SECTION 8 - PROMOTIONS

          a) When a new vacancy or new job occurs in a department or craft, such vacancy or new job shall be filled from employees within that department or craft. When skill and ability are approximately equal, then the senior qualified employee shall fill the vacancy. If departmental seniority is equal, group seniority shall govern.

          b) It is understood and agreed, however, that where skill and ability are questioned, a senior employee may request the opportunity to fill such vacancy or new job, in which event, the COMPANY agrees to consult with the UNION concerning the matter. If it is determined that the request has merit, the employee will be given a trial period of thirty (30) working days to prove to the satisfaction of the COMPANY their skill and ability in such position. The above privilege shall not be granted to craft apprentices.

33        SECTION 9 - JOB BIDDING PROCEDURE

          a) When a permanent vacancy must be filled from outside the group or craft in which the vacancy exists and no layoff exists for such group or craft, then the job will be posted and filled in accordance with the following procedure:

               1) JOB POSTING - The job vacancy will be posted for seven (7) calendar days at each of the main gates and on departmental bulletin boards within the plant.

               2) JOB BIDDING - Each employee who desires to bid for the posted job may do so by going to the Human Resources Department and signing a job bidding form within the seven (7) day period.

                   i.) Any employee who knows that they will be absent from the plant (for reasons such as vacation, jury duty, etc.) may submit to the Human Resources Department a pre-bid indicating those jobs they desire should a vacancy be posted during their absence. The employee submitting a pre-bid will be considered for a vacancy only if their pre-bid is received prior to the seven (7) day period outlined in the job vacancy announcement. Each pre-bid shall be effective only for the duration of the individual's specific absence.

          b) SELECTION - Posted vacancies will be filled by the qualified bidder with the greatest bargaining unit seniority. Successful bidders will be transferred to their new job within 120 calendar days following the date of notification of successful bid unless the COMPANY demonstrates, subject to the grievance and arbitration provisions of the contract, that to move said successful bidder would create a situation where the employee's job cannot be manned in a safe manner.

               1) The successful bidder will enter the new job classification at the appropriate rate as indicated on the job vacancy announcement.

               2) The provisions of Section 11 of this Article will apply to employees who are transferred from one group or craft to another in accordance with the job bidding procedure.

          c) BIDDING RULES - Because of the extended period of training for apprentice plans and the expense involved in such extended training, no employee shall be allowed to transfer to a bona fide apprentice opening if the employee could not, prior to the eligibility for early retirement, complete a number of years that is equal to twice the number of years required for apprentice training. This rule will not apply to members of the class who are presently in a classification with a top rate lower than the top rate of the apprentice crafts or groups. Anyone hired into an apprentice classification must remain, after topping out, in that classification for a period equal to the training period before bidding to another classification.

               1) If the COMPANY determines that the senior employee bidding on a posted job is not qualified, the employee may file a grievance contesting such determination at Step 2 of the grievance procedure, which may, if not satisfactorily resolved, be submitted to arbitration in accordance with the arbitration procedure as outlined in Article 28. Nothing contained herein shall interfere with the filling of the vacancy with another employee or with a new hire, pending settlement of a grievance.

               2) Employees whose bids have been denied on the basis of qualifications will not be considered again for transfer to the same group or craft until they have shown proof that their qualifications now fit the requirements of the job.

               3) A successful bidder will not be eligible for another transfer until they have reached the top rate of their classification and served an additional period of time equal to the time required to reach the top rate.

               4) A successful bidder who refuses to accept a tendered transfer will not be reconsidered for any other transfer for a period of one (1) year after date of refusal.

          d) An employee who has been returned to their last previous group or craft for inability to perform work of the new classification as provided in Section 11, Article 6 of the Articles of Agreement will not be considered for any further transfer for a period of one (1) year from the date of return to their last previous group or craft.

          e) An employee shall be limited to one transfer to a group or craft having a lower top rate or one transfer to group or craft having an equal top rate. Subsequent lateral or downward transfer to another group or craft shall be approved only when in the best interest of the employee and by mutual agreement of COMPANY and UNION.

          f) NO QUALIFIED BIDDERS - If none of the bidders are qualified for a posted job, or if there are no bidders, the COMPANY shall have the right to fill the job as it sees fit.

          g)   APPRENTICESHIP PROGRAMS:

               1) The following criterion will be applied in selecting qualified candidates for COMPANY apprenticeship programs.

               2) Operator Apprentice candidates, must have completed three (3) hours of college level math and six (6) hours of college level science with a GPA of 2.5 or better (A = 4.0) prior to being considered. In addition to the above listed requirements, Operator Apprentice candidates must have completed a Junior College Basic Petrochemical Operators course prior to being considered.

               3) Instrument/Electrical (combined) and Machinists Apprentice candidates, must have completed six (6) hours of college level math and six (6) hours of college level science with a GPA of 2.5 or better (A = 4.0), or graduate from a two (2) year vocational trade school in the craft applied for with a GPA of 2.5 or better from the school prior to being considered.

          h) ASSOCIATE OPERATORS - Associate operators will be selected based on criteria determined at management discretion.

34        SECTION 10 - TRANSFERS

          a) When surplus Group 1 employees exist in one operating department and openings exist in another, transfers from the surplus department will be on a volunteer-by-seniority basis. Those employees with the most Group 1 seniority in the department being destaffed who wish to transfer out of the department to another operating department will be allowed to volunteer. If not enough employees volunteer to transfer, then the necessary number will be destaffed by moving the junior employee based on Group 1 seniority within the department being destaffed. In either case, the employee may be recalled to their original departments at the COMPANY'S discretion for up to one year from the date of transfer. If employees are recalled to their original departments, those transferred involuntarily will be recalled first, according to Group 1 seniority; those who transferred voluntarily will be recalled in inverse order of Group 1 seniority.

          b) If an operating unit is shut down or temporarily under reduced operation resulting in an excess of employees in any group, the UNION and the COMPANY will meet and discuss a plan whereby these employees may be put to work so as to prevent layoff. Employees in these groups may be assigned as helpers in maintenance or in other groups.

          c) A General Mechanic classification is established to increase the skill level of existing Carpenters, Asbestos Workers, Laborers, Painters, and Stores Clerk. All current employees in these classifications are eligible to receive training to qualify for transfer into this classification.

          d) In the event of a Laborer layoff, Stores employees who chose this transfer will have bump rights back to Stores until such time as there is a Laborer or General Mechanic recall. They will bump back to Stores at the frozen Stores wage rate of $21.67. The Company will select an outside contractor to operate the Stores department. Those Stores employees who choose to not accept the transfer to the Laborers/General Mechanic classification will work composite with contractor employees. Their rights as Sterling bargaining unit employees are not impacted in any way by this Agreement. These employees' wage rate will be frozen at $21.67.

35        SECTION 11 - LAYOFFS

          a) Layoffs in all groups and maintenance craft departments shall be in inverse order of group, or craft seniority, depending on the need for employees in that particular group or craft, it being understood that in any group or craft the top classification will not be filled by an employee not having both skill and ability and group or craft seniority.

          b) An employee transferred from one group or craft shall retain seniority in their former group or craft but will not be allowed to exercise their seniority, nor shall the COMPANY be allowed to transfer the employee back to their old group or craft unless the employee is being laid off for reduction in force or because their work performance has been such that the employee would be laid off for inability to perform the work.

          c) Employees being laid off for reduction in force may exercise the retained seniority in their old group or craft to forestall layoff provided that they meet the current qualification requirements of their previous job.

          d) An employee being laid off for inability to perform the work prior to reaching top pay in the classification in the group or craft to which they were transferred will be considered to have accumulated seniority in their old group or craft up to the time they were declared unable to perform such work and will be allowed to exercise that seniority in their old group or craft to forestall layoff. An employee transferring to a one rate job will be given a trial period of ninety (90) days and, if unable to perform the work, will be considered to have accrued seniority in their old group or craft during that period. They will be allowed to exercise such seniority in order to forestall layoff.

          e) Discharge for cause or termination for any reason other than those referred to above will not be reason for the employee to exercise their seniority rights in the old group or craft.

36        SECTION 12 - REHIRING

          a) Rehiring shall be in inverse order of layoffs. Employees being recalled shall be notified by registered letter, return receipt requested, mailed to the last address on record in the COMPANY'S files. If the COMPANY does not receive a reply to said letter from the employee, within ten (10) days from the date of its delivery as shown on the return receipt, stating that they will return to work within ten (10) days from said delivery date; or, if they fail to so return to work although they have sent such a reply, the next eligible employee will be placed in the vacancy.

          b) In special cases, an employee, when replying within ten (10) days to the COMPANY'S notice requesting them to return to work, may be given an extension of time by the COMPANY beyond the ten (10) day limit specified above. Failure to so reply or failure to so report to work will abrogate all rehiring and seniority rights on the part of said employee. In case of an emergency, the COMPANY may temporarily fill any vacancy without waiting for any period of time to expire. After the emergency has expired, such vacancies will be filled according to the regular procedure.

          c) Where the period of recall is in the best judgment of the COMPANY to be less than ninety (90) calendar days, the recalled employees may decline recall and not lose subsequent recall rights.

          d) If the period of recall is less than a 40 hour work week, the COMPANY is not obliged to recall an employee for such assignment.

37        SECTION 13 - GRIEVANCES

          a) In all cases where the UNION or the employee claims that the principle of seniority has been violated, such grievance must be taken up within ten (10) days of the alleged violation and shall be handled according to the procedure set out in Article 27 hereof. In the event the employee grieved is not actively working on the day of such violation, the period of limitation shall begin on the day the employee returns to work.

                                    ARTICLE 7
                          SUPERVISORS DOING HOURLY WORK

38        a)   Anyone employed by the COMPANY in the capacity of a foreman or a supervisor will be permitted to perform work that is normally performed by bargaining unit employees, except as limited by
               Article 7 (b), below.

          b) Foremen and supervisors will not be permitted to perform work normally performed solely by bargaining unit employees, if bargaining unit employees are laid off as a direct or indirect result or if the direct or indirect result is that employees on the recall list are prevented from being recalled. It is expressly agreed that work that is normally performed both by bargaining unit employees and by foremen or supervisors is not "work that is normally performed solely by bargaining unit employees" and consequently is not covered by the preceding sentence. The management of the COMPANY will determine, in its sound discretion, whether employees would be laid off and whether recalls would be prevented as a result of the performance by foremen or supervisors of "work normally performed solely by bargaining unit employees."

                                    ARTICLE 8
                   WORK CLASSIFICATIONS - TEMPORARY VACANCIES

39        a)   Wage rates for all classifications of work within the bargaining unit shall be mutually agreed to between the COMPANY and the UNION, set forth separately, and attached to this Agreement and marked "Exhibit B".

          b) In the event there is a shortage of personnel on any one shift in an operating department due to temporary absence, and the vacancy is of a higher classification than that of part of the employees present, the vacancy shall be filled by temporarily reclassifying an employee on the same shift to the higher classification or, if this is not feasible, by holding over or obtaining another employee of the same classification in the same department from another shift.

          c) If it becomes necessary to fill a temporary vacancy in the lowest classification in a department, the COMPANY may require an employee who has least department seniority in a department to temporarily transfer to the vacancy. This Article shall not prohibit the COMPANY, however, from temporarily transferring an employee who is not junior in department seniority if said employee is agreeable to the temporary transfer.

                                    ARTICLE 9
                              STAFFING OF NEW UNITS

40        a)   The COMPANY agrees to consult with the UNION in connection with the staffing of new units or consolidation of departments in the operating section.

                                   ARTICLE 10
                                    STEWARDS

41        a)   The UNION may designate for each Department in Operations and each craft in Maintenance, a Shop Steward who shall call to the attention of the foreman or supervisor any questions of working conditions that may arise in their department or craft.

          b) Discussion between the Shop Steward and Foreman and/or the Supervisor shall be at such time and place as not to interfere with work in the department or craft.

          c) If the Shop Steward and Foreman or Supervisor are unable to agree, the matter will be referred to the department head involved in accordance with procedure for handling grievances as set out in Article 27, it being agreed that the Shop Steward shall suffer no loss in pay for acting in that capacity.

          d) Any employee called in for discussion that might result in disciplinary action or any entry to be made in their personnel file may be permitted to have a Steward present.

          e) One person within the bargaining unit designated by the Business Manager of the UNION may be named to act in the capacity as a Benefits Steward for hourly employees. This Steward shall be provided with a locked file cabinet in a suitable location within the plant in which to file records and information. All medical, dental, disability, and other benefit forms and associated correspondence presented or received by the COMPANY are confidential and private information and the COMPANY is required to treat it as such. Any confidential records and information sought by the UNION shall be obtained directly from the concerned employee or, with written permission by the employee, from the Human Resources Department.

          f) Nothing in this agreement shall be construed as preventing any employee so represented from dealing directly with the COMPANY'S Human Resources personnel.

                                   ARTICLE 11
                                  CONTRACT WORK

42        a)   The COMPANY reserves the right to utilize independent contractors for any purpose, including the performance of any amount of work normally performed by employees in the bargaining unit, provided employees covered by this Agreement are not laid off as a direct or indirect result of such work being contracted out; nor shall any work contracted prevent the recall of employees on the recall list.

                                   ARTICLE 12
                                     PAY DAY

43        a)   All regular employees covered by this Agreement shall be paid in full, once every two weeks on regular paydays established by the COMPANY except that when a holiday falls on a payday, the employees will be paid the day before the holiday. Each employee on paydays shall be provided with an itemized statement of gross earnings and all deductions for any purpose.

          b) Paychecks may be directly deposited with the financial institution of the employee's choice, if possible, and if the individual bargaining unit employee signs a statement so indicating and holding the COMPANY harmless if their financial institution has not credited their account in a timely manner.

          c) The COMPANY further agrees that if any questions arise concerning time credited or pay received by an employee, the time cards and other pertinent records will be made available for examination to the employee and the Shop Steward. In the event the difficulty cannot be resolved at that time, then the same shall be considered a grievance and handled according to the regular grievance procedure.

          d) A pay error of less than eight (8) hours pay will be corrected on the next regular paycheck. An error of eight (8) or more hours pay will be corrected via a special make-up check.

                                   ARTICLE 13
                              PHYSICAL EXAMINATIONS

44        a)   An applicant for employment, before being hired, must meet certain minimum standards of health and physical fitness. A licensed physician employed by the COMPANY will give the physical examination.

          b) Periodic examinations of employees will be carried on with the principal idea of helping employees improve their own health condition and to enable COMPANY to guard the health of its employees.

          c) Employees who become physically unfit to perform one or more of the essential functions of their assigned classification, may be assigned other work, if available, and until, in the opinion of the doctor retained by the COMPANY, the employee is able to resume the work of their designated classification.

          d) The COMPANY agrees to continue notification and to send a copy of such individual test results to employees who fall outside the normal medical limits and to provide a copy to an employee who comes to the Heath Services Department and requests such information.

          e) When an employee is scheduled for a chest x-ray as part of their physical, the COMPANY will provide for the x-ray to be read by a "B-Reader". For employees in the Insulator Craft, a second x-ray, read by a "B-Reader", will be provided at six (6) month intervals at the request of an insulator.

                                   ARTICLE 14
                                 DISCRIMINATION

45        a)   No members of a signatory union shall be discriminated against, discharged or harassed on account of their activities or interest in their UNION while carrying out in good faith the terms of this Agreement.

          b) Charges of such discrimination, discharge or harassment, if any, shall be handled according to the regular grievance procedure.

                                   ARTICLE 15
                              UNION REPRESENTATIVES

46        a)   When in the opinion of a Steward or Plant Committeeman, or the
               COMPANY, the counsel of a business representative of the Texas
               City, Texas Metal Trades Council, or any of the organizations signatory to this Agreement, is advisable or necessary to aid in the resolving of a grievance that has arisen, such business representative shall be permitted to enter the premises of the COMPANY, subject to the regulations governing visitors to this plant.

                                   ARTICLE 16
                                  JURY SERVICE

47 Employees kept away from work because of reporting for jury service or for service as a witness under court subpoena will be paid their regular straight-time hourly rate, exclusive of any overtime or other premium pay, subject to the following provisions.

48        SECTION 1 - MORNING COURT APPEARANCE

          a) Employees working days are not required to report back for work if dismissed from court duty at or after 12:00 p.m. Employees dismissed before 12:00 p.m. are required to report for work and complete the workday.

          b) Employees on the 10:30 p.m. to 6:30 a.m. (or 11:30 p.m. to 7:30 a.m.) shift shall not be required to work the shift on the calendar day of their first day in court, nor any other 10:30 p.m. to 6:30 a.m. (11:30 p.m. to 7:30 a.m.) shift falling on a day they are scheduled to be in court.

          c) Employees scheduled to work the 2:30 p.m. to 10:30 p.m. or 3:30 p.m. to 11:30 p.m. shift are not required to report for their shift if they are released from court after 10:00 a.m.

          d) Employees scheduled to work the 10:30 p.m. to 6:30 a.m. (or 11:30 p.m. to 7:30 a.m.) shifts are not required to report for work on these shifts if dismissed from court duty at or after 12:00 p.m. If released before noon, they are expected to work their scheduled shifts.

49        SECTION 2 - AFTERNOON COURT APPEARANCE

          a) Employees working days are required to report for work at the beginning of their shift and will be released a reasonable period of time prior to their court appearance.

          b) Employees scheduled to work the 2:30 p.m. to 10:30 p.m. (or 3:30 p.m. to 11:30 p.m.) shift are not required to report for work prior to an appearance in court which begins after the start of their scheduled shift and before 6:30 p.m. Employees scheduled to work the 2:30 to 10:30 p.m. (or 3:30 p.m. to 11:30 p.m.) shift who serve three (3) or more hours in court or who are dismissed from court at or after 6:30 p.m. are not required to work the remainder of their scheduled shift on that payroll day.

          c) Employees scheduled to work the 10:30 p.m. to 6:30 a.m. (or 11:30 p.m. to 7:30 a.m.) shift whose court appearance begins before 3:00 p.m. are not required to work their graveyard shift on that calendar day. Employees scheduled to work the 10:30 p.m. to 6:30 a.m. (or 11:30 p.m. to 7:30 a.m.) shift are not required to work the shift falling on the payroll day of an appearance in court if released from court at or after 3:00 p.m.

50        SECTION 3

          a) Employees are required to furnish proof from the court of such service, showing the date and time served and amount paid for their services. With regard to jury service, the COMPANY agrees to treat the documented release time the same for standby as for court appearances.

51        SECTION 4

          a) An employee who is to report for court duty in the afternoon shall be given a reasonable period of time to go home, change clothes, etc., eat and then drive to the courthouse for duty; or that an employee released from court duty before 12:00 p.m. shall be given reasonable time to go home, change clothes, eat and drive to the plant.

                                   ARTICLE 17
                            ELECTION DAY REGULATIONS

52        a)   It is further agreed that arrangements shall be made so that all employees working days or day shifts who are requested to work overtime, shall have sufficient time off to vote on election days covering City, State, and National elections, and such time off shall not be deducted from the employee's wage.

          b) An employee appointed as an election judge or observer or those elected as delegates to political conventions shall be granted
               (a) vacation bank days if eligible; or (b) an excused absence. The request must be made in advance and must not conflict with or impair plant operation.

                                   ARTICLE 18
                             REPLACEMENT OF CLOTHING

53        a)   Any employee required to perform work which results in the damage to clothes or shoes by chemical or fire action, to such an extent they are no longer suitable for wear, shall be furnished with suitable clothing or be given a cash replacement allowance provided the damage did not occur due to the employee's failure to wear proper PPE when required; reimbursement is to be at replacement cost less depreciation for normal wear. Replacement cost shall mean the cost to replace the clothing at the time it is ruined.

          b) All employees required to perform work which results in damage to clothes and shoes by chemical or fire action will be furnished proper protective clothing and equipment which is appropriate under the conditions prevailing. All such clothing and equipment shall be returned, as directed by the COMPANY, at the completion of an assignment or shift, whichever is applicable.

                                   ARTICLE 19
                      LAYOFF NOTICE - SEPARATION ALLOWANCE

54        a)   Whenever it is necessary to lay off an employee or employees because of lack of work due to curtailment of production, process changes, changing requirements of craft work, or any other reason beyond control of the COMPANY, such employee or employees shall be given ten (10) working days' notice of such layoff. The
               COMPANY shall have the option of paying for their time in lieu of notice.

          b) In the event of a hurricane evacuation, acts of God or other situations beyond the reasonable and direct control of the COMPANY, the notice provisions of this Article will not apply.

          c) If it is necessary to lay off employees because of any labor dispute preventing normal operations of the plant, three (3) calendar days' notice will be given. The COMPANY shall have the option of paying for this time in lieu of notice.

          d) Hourly paid employees, who are laid off as a result of economic curtailment, will be eligible for a separation allowance in keeping with the following provisions:

55        SECTION 1 - MODE OF COMPENSATION

          a) The Separation Allowance is computed on the basis of years of continuous service with the COMPANY. Continuous service for the purpose of this agreement is defined as time spent working for the COMPANY computed from the employee's last date of hire. The maximum allowance for any given period of layoff shall be as follows:

                               ALLOWANCE SCHEDULE

               YEARS OF CONTINUOUS SERVICE                  PAY ALLOWANCE
               ---------------------------                  -------------
                   Under 1 year                                2 weeks
                   1 through 4                                 4 weeks
                   5 through 9                                 8 weeks
                   10 or more                           12 weeks plus 1/2 week
                                                    for each year in excess of 10

56        SECTION 2 - METHOD OF PAYMENT

          a) The Separation Allowance will be paid in bi-weekly installments at their regular bi-weekly pay amount until the maximum allowance specified above is reached, provided the employee continues to meet the eligibility requirements.

          b) Should an employee be recalled to active employment before exhausting this maximum allowance, payments will cease as of the effective date of recall. Any remaining balance will be available for payment in the event the employee is subsequently laid off before meeting the full reinstatement requirement specified below. However, in the event the employee meets the requirements for full allowance reinstatement, the payments will not exceed those specified in Section (1) above.

          c) Any employee who is recalled to regular active employment after exhausting the maximum allowance payments will be ineligible for further separation payments until they have completed 78 continuous weeks of active employment, at which time they will again become eligible for full benefits under Section (1) above.

          d) All monies paid as Separation Allowance will be subject to applicable taxes and other required withholdings.

57        SECTION 3 - ELIGIBILITY

          a)   Separation Allowance is not payable to any employee who:

               1)  Resigns or abandons employment for any reason.

               2)  Becomes deceased.

               3)  Elects normal or early retirement.

               4)  Is discharged.

               5) Accepts a position in Sterling that is not within this bargaining unit.

               6) Is receiving either occupational or non-occupational disability benefits until said benefits are exhausted, and only then, provided the employee is still on layoff status.

               7) Receives total and permanent (Long-Term Disability) disability benefits.

               8)   Is recalled from layoff.

               9) Is offered a position with an acquiring company, of equivalent pay and benefits at the Texas City Plant.

          b) The above Separation Allowance shall not be paid in the event that the lack of work is due to a labor dispute or to fire, flood, water, or power failure, or other act of God.

                                   ARTICLE 20
                                LEAVE OF ABSENCE

58        a)   The COMPANY shall grant leave of absence, up to ninety (90) days length, for personal reasons upon request and explanation by the employee, provided that, in the opinion of the COMPANY, the reason for the request is worthy and such leave shall not be used, except with the permission of the COMPANY, for the purpose of accepting other employment and such leave shall not affect the seniority status of said employee and/or employees.

          b) The COMPANY shall, upon at least ten (10) days notice given by the UNION, grant leaves of absence not to exceed thirty (30) days, to employees to attend UNION conventions or meetings, provided not more than a total of three (3) employees from the plant or one (1) employee from a department shall be away for that purpose at any one time.

          c) The COMPANY shall, upon at least two (2) weeks notice given by the UNION, grant leaves of absence not to exceed one (1) year in length to a maximum of two (2) employees during any one period for purposes of accepting employment with a union signatory to this Agreement. Employees on such leaves of absence will maintain their seniority status while on leave providing they maintain continuous service with said union. Such leaves of absence will be automatically extended on a year-by-year basis for the duration of the Agreement, upon receipt by the COMPANY, of a written request from the UNION at least two (2) weeks prior to the expiration of each one (1) year period. Employees desiring to return from such leaves will give the COMPANY at least two (2) weeks notice in writing, and upon return will be required to take a pre-employment physical as if they were new employees.

          d) Unpaid leave to care for a newborn child will be administered under the guidelines of the Family and Medical Leave Act.

          e) Employees elected or appointed to public office will be allowed an excused absence, without pay, providing their absences do not create a cost to the Company or impair normal operations.

                                   ARTICLE 21
                              SANITATION AND SAFETY

59        a)   Operating Engineers (Local 450), and other employees who, in order to perform their normal duties, are required by state law to possess either a commercial or chauffeur's license shall be reimbursed the cost of these licenses.

          b) Inspection of any job for safety purpose may be secured upon the request of any employee assigned to that job; such inspection to be made by a member of the Plant Safety Department or other supervision with the employee involved. If the result of this inspection indicates an unsafe condition, the job will be postponed until proper steps have been taken to remedy the condition unless, in the opinion of the supervisor, postponing the job creates a greater hazard.

          c) When an employee accompanies an OSHA representative, while on COMPANY time during an in-plant investigation, said employee shall not suffer any loss of pay.

60        PRESCRIPTION SAFETY GLASSES -

          a) The COMPANY agrees to pay up to eighty-five dollars ($85.00) applicable to the lenses for one pair of prescription safety glasses purchased through the Safety Department. Such glasses may be tinted or clear. Where the employee's prescription is from a licensed physician and states that the employee's eye condition makes it mandatory that they wear dark glasses during daylight hours, the COMPANY will agree to pay up to an additional eighty-five dollars ($85.00) for the purchase of an additional pair of shaded glasses. It is also understood that the COMPANY will pay up to eighty-five dollars ($85.00) applicable to the lenses for the purchase of new safety glasses when an employee's prescription is changed.

          b) The COMPANY agrees to provide one pair of colored prescription safety glasses for Operating Engineers required to operate hoisting equipment. The parties recognize that this is a unique requirement for that craft and that such provision is not intended to be the beginning of a colored safety glass program for other groups.

          c) The Company will pay 100% for the initial eye exam from an approved provider. The Company will pay 75% for subsequent eye exams in two (2) year intervals from an approved provider.

          d) Additionally, up to two (2) pair of non-prescription safety sunglasses will be provided each year from an approved list.

          e) The Company payment toward frames for prescription safety glasses is $35.00.

          f) The COMPANY agrees to provide one (1) pair of prescription glasses for welders. If additional glasses are needed, requests will be evaluated and processed by the Plant Safety Department on a case by case basis.

          g) Up to two pairs of clip-on glasses per year shall be furnished by the COMPANY to the Operating Engineers, Local 450 members only. Clip-on glasses may be purchased at cost by other employees at the Safety Supply section. Additionally, the COMPANY agrees to provide one pair of colored prescription safety glasses for Operating Engineers required to operate hoisting equipment.

61        SAFETY SHOES -

          a) The COMPANY will provide to each bargaining unit employee two (2) pairs of approved chemical resistant safety shoes per contract year. The COMPANY will pay 100% of the cost of these safety shoes. Where the employee wishes to purchase other chemical resistant safety shoes at authorized stores, they may do so. However, the employee will pay the additional cost above $85.00.

                                   ARTICLE 22
                                 BULLETIN BOARDS

62        a)   It is further agreed that the COMPANY shall provide bulletin boards in locations to be agreed upon between the Plant/Union
               Committee and the COMPANY for the posting of UNION notices. The board shall be covered with glass and under lock, the key of which shall remain in the possession of a UNION representative.
               These boards shall be used for the display of the following notices: UNION meetings, UNION appointments, UNION elections, and UNION social affairs. Any and all other notices to be posted on said boards must first have the approval of the Plant Manager or his designee. It is agreed that no UNION matter of any kind shall be posted in and about the plant except on said boards.

                                   ARTICLE 23
                                  COMPANY RULES

63        a)   It is further agreed by both parties to this Agreement that fair treatment, good service, and due diligence in observance of the rules as promulgated by the COMPANY are essential to the maintenance of satisfactory working conditions and wages described in this Agreement and for efficient production provided that such rules as may be promulgated by the COMPANY shall not in any way conflict with the terms of this Agreement.

                                   ARTICLE 24
                             PRODUCTIVITY STATEMENT

64        a)   The COMPANY and the Texas City Metal Trades Council agree that a profitable and highly competitive Texas City plant enhances the job security of all plant employees. Both parties recognize the necessity of making productivity improvements to ensure the future profitability and competitiveness of the plant.

          b) While acknowledging their respective rights and obligations, the COMPANY and the UNION further recognize that in today's rapidly changing business environment a cooperative versus a confrontational approach to labor relations matters is vital to the plant's success. Specifically, the parties have endorsed the following principles to reinforce their emphasis on this productive collaboration:

               1) A working environment that fosters increased effectiveness, efficiency and productivity of plant operations is a highly desirable goal all employees should contribute to achieving.

               2) Timely, effective two-way communications are basic to productive plant operations.

               3) As appropriate, problem solving groups, as well as participative concepts such as quality circles, may be facilitated. Productivity improvement plans, programs and results will be periodically reviewed with the Plant Union Committee.

          c) The COMPANY and the UNION recognize that it is desirable and mutually beneficial to set up an annual meeting to review Work Practices vs. Best of Class in Industry. The purpose of these meetings would be to identify possible areas of improvement that could enhance the Company's competitiveness within the industry.

          d) During such meetings, possible areas of improvement identified which would require modifying, amending, or waiving any of the provisions of this Labor Agreement shall be implemented only by mutual consent of both the COMPANY and the UNION.

                                   ARTICLE 25
                                  FUNERAL LEAVE

65        a)   Employees with ninety (90) days of continuous service will be given a three (3) day leave of absence to attend the funeral of their spouse, child, parent, brother, sister, parent-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, grandparent, grandchild, stepchild, stepmother, stepfather, or spouse's grandparent. These shall be three (3) consecutive calendar days, one (1) of which must be the day of the funeral.
               Employees will be paid for any such days lost from work at their regular straight-time hourly rate, exclusive of any overtime or other premium pay, provided such are their regularly-scheduled work days. No employee shall receive funeral leave pay for any day that is not a regularly-scheduled workday nor for any day on which they are absent from work or on leave for any other purpose.

          b) Upon the death of a relative of an employee or employee's spouse where said relative has been a long term resident of the employee's household immediately prior to death and/or confinement to a health facility, funeral leave provisions shall apply the same as that which applies to the death of a person defined above within the immediate family.

          c) The COMPANY agrees that when a death in an employee's immediate family, as defined above, occurs while the employee is on vacation, the employee, with sufficient notice to the COMPANY may stop their vacation and start their funeral leave in accordance with this article.

          d) An employee absent from their regular work schedule due to the imminent death of a listed relative may receive funeral leave provided such lost time occurs within the three-day period selected by the employee as funeral leave under this article.

          e) The COMPANY agrees to double the allotted Funeral Leave when two or more listed family members die concurrently.

          f) Upon return to work, employees shall complete and sign a COMPANY "Funeral Leave Pay" form and submit satisfactory proof of relationship to the deceased and of actual attendance at the funeral.

          g) An employee will be excused without the loss of straight time earnings to serve as an active pallbearer on the day of the funeral of an employee or retired employee of the Texas City Plant. The request for the employee to serve must be from a member of the deceased employee's immediate family and no more than six (6) employees may be excused for such pallbearer service at any one funeral. Where the employee or employees to be excused would result in the impairment of plant operations, the COMPANY reserves the right to limit the number of employees absent.

                                   ARTICLE 26
                              STRIKES AND LOCKOUTS

66        a)   All members of the UNION agree to conform to the rules and regulations of the COMPANY insofar as they do not violate the conditions of these Articles of Agreement. No member of the UNION employed by the COMPANY shall be discriminated against for upholding UNION principles not inconsistent with the terms of this Agreement. The COMPANY and the UNION desire that production shall continue without interruptions. The COMPANY and the UNION further agree that good employer/employee relations cannot exist unless there is a serious effort on the part of both the COMPANY and the UNION to settle in a peaceable manner all disputes that may arise. Therefore, as a means of promoting continued production and employment and improved employer/employee relationships, the COMPANY and the UNION agree that the grievance procedure and arbitration procedure provided in this Contract shall be used to peaceably settle without strike disputes that are covered by such grievance and arbitration procedure.

          b) It is agreed that there will be no lockout by the COMPANY or strike or work stoppage by the UNION.

          c) In the event of such strike or work stoppage, there shall be no liability on the part of the UNION, its officers or agents, if such strike or work stoppage was not authorized, encouraged or condoned by the UNION.

          d) The UNION agrees to cooperate with the COMPANY and use means at its disposal to settle such strike or work stoppage and request such employees to return to work.

          e) This provision shall no longer be binding on the COMPANY or the UNION if either party has served proper notice requesting changes or modifications of this Agreement in accordance with the terms of Article 32 and either party has given written notice that is discontinuing negotiations.

                                   ARTICLE 27
                   GRIEVANCE PROCEDURE AND DISCIPLINE RECORDS

67        a)   The parties to this Agreement agree that any dispute, complaints, or grievance, except those pertaining to discharge, arising out of the interpretation or application of the terms of this Agreement, shall be settled promptly in accordance with the following procedure:

               1) It is understood and agreed that no complaint, dispute, or grievance shall be submitted to either the COMPANY or UNION AFTER A LAPSE OF TEN (10) DAYS FROM THE TIME THE INCIDENT causing the complaint, dispute, or grievance shall have occurred or become known to the employee.

               2) STEP 1 - Any employee or group of employees either individually or with, or through, their Steward, may discuss with the immediate supervisor any complaint or other matter which they feel requires clarification. The supervisor shall have five (5) days in which to render a verbal decision to said employee(s) and the Steward involved, if any. Should the decision fail to bring about a satisfactory settlement in the matter, it may become a grievance and may be handled in accordance with Step 2.

                   i) It is understood that when a group of employees desire a clarification on a matter in which they are commonly involved, one employee in the group, with or through the steward, if desired, shall be designated by the group to discuss the matter with the supervisor. Matters which do not affect the employees as a group in a common manner, or which may require individual adjustment, shall be presented on an individual basis.

               3) STEP 2 - Within five (5) days of receipt of the verbal decision at Step 1, the employee or group of employees, either individually or through their steward, may file the grievance, on forms provided by the COMPANY and the UNION, through the immediate supervisor to their department head. Within five (5) days of receipt of the grievance, the department's supervision, and a representative of the Human Resources Department shall meet with the employee, their steward, the appropriate Plant/Union Committeeman and the Business Manager of the UNION or designee, for the purpose of discussing the grievance. Supervision shall have five (5) days in which to render a decision. If the decision brings about a satisfactory settlement of the matter, it shall be reduced to writing and shall be delivered to the employee, the steward and the UNION.

                   i) If the decision fails to bring about a satisfactory settlement, it may be appealed in writing by the employee or group of employees, either individually, or through their Steward, to the Plant Manager or designee, within ten (10) days of the decision and will be handled in accordance with Step 3.

               4) STEP 3 - A grievance appealed to Step 3 will be entered on the agenda of the next meeting of the Plant/Union and the Plant Management Committees if the appeal is received at least ten (10) days prior to its scheduled meeting. If received within the ten (10) day period prior to a meeting, it shall be placed on the agenda for the following meeting.

               5) An employee having a grievance in regard to contractual sick pay benefits may file a grievance directly with the Human Resources Department, who shall have five (5) days' time in which to investigate and answer the grievance. Should the answer fail to bring about a satisfactory settlement to the grievance, then the employee may, within five (5) days, appeal the grievance directly to Step 3 of the grievance procedure.

               6) After discussion of the grievance by the Plant/Union and Plant Management Committees, it shall be answered, in writing, to the UNION within ten (10) days. If the grievance is settled at Step 3, the answer shall reflect the settlement. If the grievance has not been settled, then the COMPANY'S answer shall state why the grievance is denied.

          b) The COMPANY and the UNION recognize that it is desirable and mutually beneficial to have regular monthly meetings for the purpose of discussing any grievances placed on the agenda for the respective meeting. For this purpose, the representatives of the UNION shall consist of a committee designated by the UNION and shall be called the Plant/Union Committee (PUC), of which there shall be nine (9) employee members. Employees in the probationary period of employment shall not be eligible for membership on the PUC. Membership on the PUC shall consist of four (4) members of the primary maintenance crafts, one (1) member from the General

               Mechanic/Support skills and four (4) members from operations.

          c) If an employee is discharged, the COMPANY, within three (3) days of the discharge, shall, on request of the employee provide the employee with a written statement of the reason or reasons for the action taken. If the UNION desires to protest the discharge, the UNION, instead of following the procedure set forth in Steps 1 and 2 of the Article, may, within ten (10) days after the discharge in question, file directly with the COMPANY, a written request for a hearing. Such hearing shall be held within two (2) days after receipt by the COMPANY of such written request. At such hearing, evidence may be presented on behalf of the one discharged and by the COMPANY.

          d) If the evidence presented by the UNION to the COMPANY warrants the reinstatement of the discharged employee or employees, such reinstatement shall be to their former position without loss of seniority or vacation credits. All other terms of the reinstatement may be agreed upon between the COMPANY and the UNION at this time. If the COMPANY and the UNION cannot agree that the discharge was justified, the dispute may be referred to arbitration in accordance with the procedure set forth below.

          e) If a grievance or discharge protest cannot be settled to the mutual satisfaction of the COMPANY and UNION in Steps 1 through 3 or as otherwise provided above, the UNION shall have forty-five
               (45) days during which to notify the COMPANY of their desire to arbitrate the dispute.

          f) Except where stated otherwise, all time limits noted in this Article are exclusive of Saturdays, Sundays and holidays as listed in Article 4, Sec. 3 (a). Extensions of time limits as set forth in this Article, may be requested by either the COMPANY or the UNION to take care of unusual cases.

          g) Whenever a supervisory employee places charges or letters of reprimand on an employee's record, a copy of such charges or letters of reprimand must be furnished to such employee. Any charges or letters of reprimand made against an employee may be referred by the employee to the grievance procedure for handling if the employee feels the charges or letters of reprimand are unfounded or not justified.

          h) If an employee has gone a period of twenty-four (24) months without receiving a letter of warning or reprimand, no letters issued to the employee previously (except those which involved disciplinary suspension) will be used for the purpose of further disciplinary action. Disciplinary suspension will be limited to five (5) years for the purpose of further disciplinary action.

                                   ARTICLE 28
                              ARBITRATION PROCEDURE

68        a)   If a grievance has not been settled to the mutual satisfaction of the COMPANY and Union after completing Step 3 of the grievance procedure provided above, the UNION shall have forty-five (45) days during which to notify the COMPANY of their desire to arbitrate the dispute. A panel of five
               (5) neutral arbitrators shall be requested in writing from the Federal Mediation and Conciliation Service (FMCS), a copy of such letter will be given to the other party. Upon receipt of the panel of arbitrators, the parties shall alternately strike same, with the first strike determined by flip of a coin.

          b) Grievances appealed to arbitration but not scheduled for hearing within 12 months of the appeal are considered to be dropped.

          c) The COMPANY and the UNION shall bear the expenses of their respective advocates. All other expenses of the arbitration shall be borne by and divided equally between the UNION and the COMPANY.

          d) The arbitrator selected shall have no power or authority to amend, alter or modify this Agreement, including any appendices hereto, but shall be limited to deciding whether or not a violation of its express terms has been committed. The decision of the arbitrator shall be final, conclusive and binding upon all employees, the UNION and the COMPANY. The arbitrator shall have no power to establish wage scales, rates for new jobs, or to change any wage. He shall have no power to substitute his discretion for that of the COMPANY in cases where the COMPANY has retained discretion or the right to act under this Agreement. The arbitrator shall, in his decision, specify whether or not the decision is retroactive or the effective date thereof.

          e) Time limits: If the UNION or Grievant fails to observe the time limits set forth in the Grievance or Arbitration Procedures, the grievance shall be considered closed and no further proceeding thereon shall lie. If the COMPANY fails to meet the time limits set forth, the grievance may be appealed to the next step of the grievance or arbitration procedures.

                                   ARTICLE 29
                         ABROGATION OF CONTRACT ARTICLES

69 Should any part hereof, or any provisions herein contained, be rendered or declared invalid by reason of any existing or subsequently enacted legislation or by a decree of a court of competent jurisdiction, such invalidation of such part or portion of this Agreement shall not invalidate the remaining portion hereof and they shall remain in full force and effect.

                                   ARTICLE 30
                         OCCUPATIONAL & NON-OCCUPATIONAL
                           ACCIDENT AND SICKNESS PLAN

70        SECTION 1

          a) This Benefit Plan is provided to aid employees in meeting their expenses while suffering from an illness or accident in accordance with the following schedule:

                                                      MAXIMUM NUMBER
                      PLANT SERVICE CREDIT           OF WEEKS BENEFIT
                      --------------------           ----------------
                   Six months to 1 year                  12 weeks
                   Over 1 year                           26 weeks

          b) Plant Service Credit shall mean employment with the COMPANY, which is credited to the employee from the records of the COMPANY and shall start with the employee's hiring date with the COMPANY. No credit shall be given for absence due to leave of absence, layoff or strikes.

71        SECTION 2

          a) Maximum Number of Weeks Benefits is determined by the employee's Plant Service Credit, and all disability periods occurring within the Plant Service Credit year will be totaled for the purpose of computing the Maximum Benefits allowed for that year.

          b) Unused benefits during a Plant Service Credit year may not be carried over to the next Plant Service Credit year.

          c) An employee whose continuous absence due to an illness or injury extends from one (1) service year to another shall be entitled to a maximum of twenty-six (26) weeks benefits for that disability. An employee whose continuous absence exceeds such Maximum Benefits must return to work for a period of sixty (60) days for a related disability or one (1) day for an unrelated disability in order to receive further benefits to which they may be entitled. Total benefits will not exceed twenty-six (26) weeks in a Plant Service Credit year.

72        SECTION 3

          a)   The Plan provides benefits based on a normal workweek of forty
               (40) hours and a normal day of eight (8) hours. In case the number of hours in the normal workweek or workday is changed, the benefits listed below will be changed in direct proportion to the change in the scheduled working hours.

          b) The benefits provided for herein shall be less any amount or amounts of disability benefits which may be provided for through the State or Federal legislation, Workers Compensation, or benefits provided in the Hourly Disability Benefit Plan.

73        SECTION 4

          a) This Benefit Plan will provide benefit payments based on the employee's base hourly rate, exclusive of all premium pay. Benefit payments will be made for an employee's disability for each scheduled workday up to the maximum number of weeks for which the employee is eligible according to the schedule in Section 1.

          b) The COMPANY will provide benefits in an amount equal to 90% of an employee's base straight-time earnings for workdays lost due to non-occupational disability and up to 100% of an employee's base straight-time earnings for workdays lost due to occupational disability.

          c) An employee who has completed the probationary period but has less than six (6) month's service and otherwise is qualified for benefits from this Plan on a holiday will be guaranteed up to eight (8) hours pay.

74        SECTION 5

          a) An employee must present evidence satisfactory to the COMPANY, showing that an absence is due to illness or accident within the meaning of this Plan on forms provided by the COMPANY.

          b) The employee, the doctor, or a member of the family must report an employee's absence to the Health Services Department by the third day of absence. Failure to comply will be considered an absence without leave.

          c) Additionally, an employee's occupational injury or illness must be reported to supervision as soon as it becomes known to the employee or it will be considered a late report and subject to disciplinary action.

          d) Employees must adopt such remedial measures as may be commensurate with their disability and permit such reasonable examinations and inquiries by the COMPANY'S Health Services Department representative as, in its judgment, may be necessary to ascertain the employee's condition.

75        SECTION 6

          a)   Payments will not be made for:

               1) Any period of disability during which the employee is not under treatment by a licensed physician or a licensed chiropractor.

               2)  Any disability caused directly or indirectly by war or riot.

               3)  Any sickness or injury due to the employee's

                   i)   Willful intention to injure oneself or another;

                   ii) Intoxication or the use of drugs except when in an EAP approved treatment program for substance abuse.

               4) Any disability occurring while the employee is working for wages or profit.

               5)   Any disability due to misconduct.

               6) Any disability when an employee is absent because of layoffs, strikes, or leave of absence or on vacation. Any employee who is injured or becomes sick during vacation and is unable to return to work at the end of the vacation shall qualify for benefits in accordance with the Plan.

          b) All benefits under this plan shall cease immediately when employment with the COMPANY is terminated for any reason.

76        SECTION 7

          a) The COMPANY reserves the right to withhold benefit payments to any employee who is guilty of submitting a false claim or of abuse of the privileges covered and may take disciplinary action including discharge.

77        SECTION 8

          a) Employees receiving sick benefits under this Article at the time a work stoppage occurs will continue to be covered under this Article until certified able to return to work. Employees whose illness or injury occurs after a work stoppage begins will not receive benefits, as set forth in this Article, until the settlement of the work stoppage.

78        SECTION 9

          a) The COMPANY agrees that when an employee becomes ill or is injured while on vacation and is certified as disabled by a licensed physician, they will be able to cancel subsequent full weeks of vacation beyond the week in which they become certified as disabled upon proper notification to the COMPANY.

          b) The COMPANY agrees that if an employee is hospitalized while on vacation, the employee's vacation may be canceled and the employee placed on sick leave on the day of hospitalization. For purposes of this paragraph, the day is defined as the payroll day appropriate to the employee's regular work schedule.

                                   ARTICLE 31
                                WORK ASSIGNMENTS

79        a)   There is no jurisdiction. Work will be assigned on the basis of skill and ability taking into account that the needed skills will be represented.

          b) Bargaining Unit employees will not be required to train non-Sterling personnel.

          c) The Reliability Based Maintenance (RBM) Analyst assignment and selection process will continue per the 1994 Agreement.

                                   ARTICLE 32
                                 CONTRACT PERIOD

80        a)   This agreement shall become effective on the date of signing and shall remain in effect until 4:00 p.m. on May 1, 2004, and the same shall automatically renew itself from year to year thereafter unless either party shall have given the other written notice of desired changes or termination at least sixty (60) days before the anniversary date.

          b) This Agreement is in full settlement of all contractual issues in dispute between the COMPANY and the UNION. The parties acknowledge that during the negotiations which resulted in this Agreement, each had the unlimited right and opportunity to make demands and proposals with respect to any subject or matter not removed by law from the area of collective bargaining, and that the understanding and agreements arrived at by the parties after the exercise of that right and opportunity are set forth in this Agreement.

          c) The COMPANY and UNION also agree that any subsequent agreement reached within the duration of this Agreement will be in compliance with applicable Federal laws, regulations, guidelines and standards.

          d) The Union and Sterling agree that all pending and unsettled grievances will be subject to the Grievance and Arbitration Process (including all timeliness and other defenses permitted by the either the expired or new Agreement) and will not be affected in any way by Article 32(b) of the Agreement. The parties further agree that all pending unfair labor practice charges will not be affected in any way by Article 32(b) of the Agreement. The parties further agree that the Return to Work agreement dated September 11, 2002 will not be rendered unenforceable by the terms of this Article.

81       CONTRACT PERIOD:  SEPTEMBER 28, 2002 TO MAY 1, 2004

         STERLING CHEMICALS, INC.

         -----------------------------------------------------------------------
         PLANT MANAGER

         -----------------------------------------------------------------------
         HUMAN RESOURCES MANAGER


         TEXAS CITY, TEXAS METAL TRADES COUNCIL AFL-CIO

         -----------------------------------------------------------------------
         President

         -----------------------------------------------------------------------
         Business Manager


         ELECTRICAL WORKERS LOCAL NO. 527

By
         -----------------------------------------------------------------------

         OPERATING ENGINEERS NO. 347

By
         -----------------------------------------------------------------------

         PAINTERS AND PAPERHANGERS NO. 1008

By
         -----------------------------------------------------------------------

         BRIDGE, STRUCTURAL, ORNAMENTAL & REINFORCING IRON WORKERS NO. 135

By
         -----------------------------------------------------------------------

         INTERNATIONAL ASSOCIATION OF MACHINISTS NO. 6

By
         -----------------------------------------------------------------------

         CONTRACT PERIOD:  SEPTEMBER 28, 2002 TO MAY 1, 2004

         SHEET METAL WORKERS NO. 54

By
         -----------------------------------------------------------------------

         TEAMSTERS LOCAL NO. 968

By
         -----------------------------------------------------------------------

         CARPENTERS LOCAL NO. 973

By
         -----------------------------------------------------------------------

         INTERNATIONAL BROTHERHOOD OF BOILERMAKERS, IRON SHIP BUILDERS, BLACKSMITHS, FORGERS AND HELPERS NO. 132

By
         -----------------------------------------------------------------------

         HEAT & FROST INSULATORS AND ASBESTOS WORKERS NO. 22

By
         -----------------------------------------------------------------------

         PIPEFITTERS LOCAL NO. 211

By
         -----------------------------------------------------------------------

         OPERATING ENGINEERS NO. 450

By
         -----------------------------------------------------------------------

                                    EXHIBIT A





                           TWELVE-HOUR SHIFT AGREEMENT

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


This Agreement is applicable to Groups 1, 2, and 4 employees assigned to the 12H Shift Schedule (designated 12H). In addition, only those Articles, Appendices and Letters of Understanding specifically cited herein are modified by this Agreement. Those provisions in the basic agreement not addressed here remain effective for all employees affected by this Agreement as well as all other represented employees.

The COMPANY will not relinquish its rights to determine hours and schedules of work except as specifically limited in the Articles of Agreement. It is expressly provided, however, that the COMPANY for legitimate business cause, may cause the discontinuance of the use of the 12H Shift with at least ninety (90) days notice of the effective date of such discontinuance.

                                    DAY JOBS

Straight day employment shall be determined on the basis of senior qualified.

                                 EXTRA OPERATORS

Employees in excess of the department's minimum staffing needs may be defined as "extra". Extra employees will not receive pay at time-and-one-half (1-1/2) premium for shift changes where notice was received more than twenty-four (24) hours in advance of the start of the new shift.

                                      WAGES

The hourly wage rate of an employee assigned to the 12H Rotating Shift Schedule must be adjusted so as to provide the annual earnings under the 12H Shift arrangement which shall equal that which the employee would have earned under the 8-Hour Rotating Schedule if he/she worked an equal number of hours.

This adjustment is necessary due to the requirement of paying overtime hours over eight (8) in a scheduled work day, and on holidays.

Under the 12H Schedule, an employee will work eight (8) hours at the straight time rate and four (4) hours at the time and one-half premium rate. To make the earnings for 12 hours of work equal to that which the employee would have earned at the straight time rate, the eight-hour (regular negotiated) rate must be reduced by multiplying said rate by a factor of 0.8685, and then rounding to the nearest penny.

The contractual wage rate of the various classifications affected by the 12H Shift arrangement shall, as applies to those regularly assigned to the 12H Schedule, be reduced by a factor of 0.8685. Calculation of the 0.8685 factor and the application of the adjusted rate are attached at the end of this Exhibit. Premium pay practices for holidays and shift differential, and pay continuation practice for vacation, jury duty, etc. are attached in order by Article and Section.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


                             EMPLOYEE BENEFIT PLANS

The COMPANY will make SIP matching contributions for 12H shift employees in accordance with Exhibit D.

Life Insurance, and Disability Benefits will be calculated on 2080 annual hours at the unadjusted rate with no benefit payment difference for an 8-hour or 12H Shift employee with similar service for the COMPANY.

Under the Pension Plan, the scheduled 104 hours of overtime in the 12 Hour Shift Schedule are applied in the calculation for bargaining unit average overtime.

                                    OVERTIME

Operation on the 12H Shift (versus the 8 hour shift) prevents employees from covering a vacant shift by holding over one-half of the shift and by the next shift coming in early (total of 18 hours), or doubling over both shifts (total of 24 hours). Therefore, the majority of overtime will have to be covered by employees on the their days off.

The Overtime Agreement will be used throughout all the affected groups, including day workers in those areas where 12H Shift employees work

Overtime coverage will be provided on a voluntary basis as described below until an overtime group fails to meet its commitment to staff its respective unit around-the-clock. If a voluntary system fails to provide the necessary coverage, an alternate system will be initiated as required. A mandatory on-call system will be implemented if the voluntary system fails to produce the number of people required for overtime coverage.

          o The 12H Shift will make some changes necessary in the overtime procedures.

          o Normally, it will be necessary to cover vacant shift with persons on the off shifts.

          o Overtime procedures are included in the document for all affected groups.

          o    The UNION agrees to a firm commitment to staff the plant.

As a general practice, overtime will be pre-scheduled however practical by scheduling the off shift for all known overtime before each shift's days off. If there are no volunteers, the low person will be forced to work overtime. The COMPANY will attempt up to twelve (12) hours before overtime is to begin to get the lower off shift person.

Employees who are forced out on overtime and work up to or into their regular shift, shall be excused from work on their regular shift without pay, once the employee has performed twelve (12) hours of continuous work if the employee so requests.

It is recognized that with a 12 Hour Schedule, it is no longer possible for an employee to "hold over" one-half (1/2) the shift and another employee to come in early one-half (1/2) the shift (total

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


of 18 hours each), or "double over" (total of 24 hours). An employee cannot be forced to work more than sixteen (16) consecutive hours.

Operators who work 8-hour day shift schedules in the overtime group, will comply with this procedure on weekends and holidays.

When it is necessary to provide overtime coverage by calling in an employee, a change in the overtime procedure is necessary to ensure adequate staffing of the plant. A call-in list would provide names of employees eligible to work the 12 hours (i.e., capable of working the full shift without interfering with their next scheduled shift). The employee with the lowest number of hours would be contacted first, and on through the list.

An employee who accepts an overtime assignment, can later turn it down; however, he/she will still be required to work unless another qualified employee (not the standby or forced person) volunteers to work. Volunteers will not be sought later than four (4) hours prior to the start of the shift.

When it is necessary to provide overtime coverage by calling in an employee, the following procedure shall be followed:

1) Call the low person off shift who is eligible to perform the job. The first person contacted by telephone may refuse the assignment, but if he/she refuses, he/she will be informed that he/she is in the "forced" position. If subsequent calls to other persons fail to produce volunteers, then the "forced" persons will be required to report to work.

2) If the list of low persons off shift fails to produce the staffing necessary, the following procedure shall be followed:

     a)   Force the on shift low person(s) on holdover for up to four (4) hours.

     b)   Force out low person on-coming shift for up to four (4) hours.

     c) When necessary to do this, the middle four (4) hours will be covered as the COMPANY sees fit.

     d) This constitutes a breakdown in the voluntary system and may lead to the Mandatory Procedure.

3) In those situations where it is anticipated that the overtime required on a job shall not exceed eight (8) hours duration, the overtime will be offered to those employees present in the plant or to the on-coming shift rather than calling out the off shift.

                          MANDATORY OVERTIME PROCEDURE

Should the voluntary overtime system fail to provide coverage for overtime in an overtime area, the COMPANY will review the circumstances and decide if the voluntary system will continue

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


to fail. If so determined, then the following Mandatory Overtime Procedure and standby system will be initiated.

1) The primary shift (shift on short days off) and the secondary shift (shift on 8-day long change) will provide the needed personnel for standby. A volunteer list will be posted for employees desiring to stand by for overtime on shift as they desire.

2) The number of standby personnel will be determined by management, dependent on training, job flexibility and the number of jobs per overtime area, but will be kept to the minimum necessary. Standby duties shall be rotated on an equitable basis among all employees of the overtime group and will be for the entire off period. It is preferred that different standby personnel be scheduled for coverage of the day and night shift, of an off period. Standby lists will be posted prior to the beginning of the employee's days off.

3)   The personnel on standby will not be scheduled for known overtime.

4) It will be the responsibility of the person(s) on standby to be available by phone between 3:30 a.m. and 6:30 a.m. and/or 3:30 p.m. and 6:30 p.m. If the standby personnel are not at home, it is their responsibility to let the appropriate on-duty person know where they can be reached. Standby personnel may, at the employee's option, check out a pager prior to the start of their standby period in order to facilitate communication. However, when pagers are unavailable, the standby employee will comply with the mandatory overtime procedure. The employee is responsible for verifying that the pager is working.

5) The person(s) on standby should be prepared to report to work by the beginning of the shift.

                              CHARGING OF OVERTIME

An employee, who is contacted and refuses overtime, will be charged the total hours paid for such overtime.

                                    ARTICLE 3
                                  HOURS OF WORK

SECTION 1

Work day will be defined as a consecutive twenty-four (24) hour period beginning at 6:30 a.m.

                                12H SHIFT WORKERS

Twelve (12) consecutive hours of work per day shall constitute a days work. Day shift will be from 6:30 a.m. to 6:30 p.m. and night shift will be from 6:30 p.m. to 6:30 a.m. The payroll week for employees on the 12H Shift starts at 6:30 p.m. Thursday, and runs until 6:30 p.m. the following Thursday. The payroll day starts at 6:30 p.m. and runs until 6:30 p.m. of the following day. Shift workers are permitted sufficient time to eat during their shift without loss of pay for such period.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


The 12H Shift Schedule will be as follows:

              Four         12-Hour Days

              Two Days Off

              Three        12 Hour Nights

              Two Days Off

              Three        12-Hour Days

              Two Days Off

              Four         12-Hour Nights

              Eight Days Off

                                    ARTICLE 4
                              OVERTIME AND HOLIDAYS

SECTION 1

a) An employee shall be paid at the rate of one and one-half (1-1/2) times his adjusted rate for hours worked over eight (8) and up to twelve (12) and at a rate of one and one-half (1-1/2) times his unadjusted rate for hours worked in excess of twelve (12) within a given twenty-four (24) hour payroll day.

b) For 12H Shift Workers, time worked in excess of their weekly scheduled hours (36 or 48), shall be paid at the rate of one and one-half (1-1/2) times the unadjusted base rate of pay.

SECTION 3

HOLIDAY AND HOLIDAY PAY

All holidays listed in the Articles of Agreement will be recognized. Holiday Pay provisions begin at 6:30 a.m. on the day of the holiday.

Employees assigned to the 12H Shift Schedule shall receive the following pay for holidays:

1) For holiday not worked: 8 hours times a premium factor of 1.151 times the adjusted hourly rate.

2) For all regularly scheduled hours worked on a holiday: 2.879 times the employee's adjusted hourly rate.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


     a) For holiday hours worked outside the regular schedule, when it occurs on the same shift as the last regularly scheduled shift worked: 1.5 times the unadjusted rate times hours worked during the first 8 hours of the shift, plus 2.5 times the unadjusted rate times hours worked during the last four hours of the shift, plus Item No. 1 above.

     b) For holiday hours worked outside the regular schedule, when it occurs on the opposite shift as the last regularly scheduled shift worked:
          2.5 times the unadjusted rate plus Item No. 1 above.

All other provisions in the Articles of Agreement concerning holidays and holiday pay shall continue to apply.

SECTION 5

SHIFT DIFFERENTIAL

For employees assigned to the 12H Shift, the contractual rate of shift differential will be amended to provide:

o        6:30 a.m. to 6:30 p.m. - no differential

o        6:30 p.m. to 6:30 a.m. - $1.00 differential (adjusted where applicable
         - 87.7 cents)

Employees assigned to the 12H Shift Schedule shall receive the following shift differential pay for holidays and when working outside the regular 12H Schedule:

o        For regularly scheduled hours worked on the night shift of a holiday:
         2.879 times the adjusted shift differential rate of 87.7 cents.

o        For hours worked on the night shift outside the schedule on a holiday:
         2.5 times the contractual rate of $1.00.

o For all hours worked on the night shift outside the regular schedule, excluding holidays: 1.5 times $1.00.

o        For holidays not worked: No shift differential.

o For the night shift of the last scheduled day of rest worked (if all days of rest worked): 2.0 times $1.00.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


                                    ARTICLE 5
                                    VACATION

The vacation policy will allow 8-hours excused absence to be taken during a 48-hour work week in conjunction with 40 hours vacation to fill out the period between days off.

Remnant hours (4 or 8 hours remaining at the end of the vacation year) may be used, at the employee's discretion as follows:

a) Take off with pay in conjunction with time off without pay, totaling 12 hours. This does not constitute an additional bank day.

b)   Take pay in lieu of vacation (at the adjusted hourly rate).

c) A twelve (12) hour shift employee may opt to work his/her shift and take remnant hours (four (4) or eight (8) hours) at the beginning or end of their respective shift. This must be scheduled in advance to allow for proper coverage of the shift. This does not constitute an additional bank day.

d) When it becomes known in advance that an employee has remnant vacation hours he/she may request to schedule these prior to the end of the vacation year, but only if all other vacation has been used.

SECTION b)

The vacation pay, for employees entitled to vacation, is computed on the basis of eight (8) hours times the adjusted hourly rate plus four (4) hours at time and one-half the adjusted hourly rate for each twelve-hour shift taken as vacation.

SECTION e)

An employee may place up to six (6) shifts (72 hours) of their vacation in a vacation bank prior to January 1 with such days to be taken at any time during the vacation year when requested by the employee. Three (3) bank days (36 hours) may be taken with one (1) hours notice. Thirty (30) hours notice for the other three (3) bank days (36) hours will be required except in cases of emergencies.

An employee will be allowed to convert one (1) 12 H bank day to three (3) four hour bank days to be taken at the beginning or end of a shift, within a vacation year. All three (3) four hour bank days must be used or lost. They cannot be treated as remnants. These bank days must be scheduled with thirty (30) hours notice and supervisor approval. No overtime meals will be granted for employees covering four hour bank days.

The employee exercising the four hour bank day will be responsible for finding coverage for the opening within the overtime guidelines.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


This will be implemented for a one (1) year trial period and after that year will be continued with agreement between the UNION and the COMPANY.

An employee is entitled to one split for each forty (40) hours of vacation earned.

SECTION m)

When a holiday is observed on an employee's scheduled vacation day, they will have the option of an extra day vacation or eight (8) hours pay at 1.151 times the adjusted hourly rate.

                                    ARTICLE 6
                                    SENIORITY

SECTION 9

JOB BIDDING PROCEDURE

Job Posting: The job vacancy will be posted for eleven (11) calendar days at each of the main gates and on departmental bulletin boards within the plant.

                                   ARTICLE 16
                                  JURY SERVICE

Employees on the day shift (6:30 a.m. to 6:30 p.m.) are not required to report back to work if dismissed from court duty at or after 12:30 p.m. Employees dismissed before 12:30 p.m. are required to report for work and complete the work day. COMPANY has the option to utilize the overtime replacement or to send them home. Employees on the night shift (6:30 p.m. to 6:30 a.m.) are not required to report for work if jury service commences less than eight (8) hours from the end of the last shift, or if jury service is terminated less than eight
(8) hours before the beginning of the next shift.

Jury duty pay for hours excused as provided above shall be: first eight (8) hours of a shift excused shall be at the adjusted rate and all hours excused after eight (8) hours shall be at one and one-half (1-1/2) times the adjusted rate.

                                   ARTICLE 25
                                  FUNERAL LEAVE

Employees will be given up to three (3) consecutive 12-hour days off, one (1) of which must be the day of the funeral. Employees will be paid for funeral leave days at eight (8) hours times the adjusted hourly rate plus four (4) hours at time and one-half (1-1/2) the adjusted hourly rate.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


                                   ARTICLE 30
                         OCCUPATIONAL & NON-OCCUPATIONAL
                           ACCIDENT AND SICKNESS PLAN

SECTION 4

The plan will provide benefit payments for 12H Shift employees, based on the unadjusted hourly rate, exclusive of all premium pay, times 0.9524.

The COMPANY will provide benefits to a 12H Shift employee in an amount to equal 90% of the employee's adjusted base earnings for work time lost due to non-occupational disability. The adjusted base will be calculated by multiplying
0.9524 times the unadjusted hourly rate times the hours lost. The benefits for occupational disability will be equal to 100% of the employee's adjusted base earnings for work time lost.

                                 WAGE ADJUSTMENT

WAGE ADJUSTMENT

The intent of wage adjustment is to adjust hourly wage rate and shift differential so the 12H schedule can be paid within contractual premium agreements and:

1)   Cause the employee no loss of earnings.

2) Pay the employee at least a 1.5 premium for the additional 104 hours per year in the 12H schedule versus the existing 8-hour schedule, and

3 Keep the total cost of the 12H schedule at approximately the same cost of the 8-hour schedule.

HOURS WORKED AND PAID UNDER 8-HOUR AND 12-HOUR SHIFT SCHEDULE

Presently, shift employees are scheduled to work an average of 2080 hours per year. With a 12H shift, employees will be scheduled to work an average of 2,184 hours per year. Therefore, pay practices for the 12H shift must be calculated as if the employee were working an additional 104 hours at least a 1.5 premium.

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


A) Average annual earnings on the present 8-hour schedule, based on 2080 hours worked.

                                                                     HOURS            PREMIUM             HOURS
          TYPE                                                      WORKED            FACTOR               PAID
          ----                                                      -------           -------             -------
          Total S/T Worked (excl. holidays)                         2,017.1             1.0               2,017.1
          Scheduled Holiday (Avg. = 7.86 days)                         62.9             2.5                 157.1
          Holiday Off Hours (Avg. = 3.14 days)                        (25.1)            1.0                  25.1
                                                                    -------                               -------
                                                                    2,080.0                               2,199.3

          Earnings  =  2,199.3 ($16.73)  =  $36,794.29

B)   Average annual earnings under an 8-hour, 2,184-hour schedule:

                                                                     HOURS            PREMIUM             HOURS
          TYPE                                                      WORKED            FACTOR               PAID
          ----                                                      -------           -------             -------
          Total S/T Worked (excl. holidays)                         2,017.1            1.0                2,017.1
          Additional hours at 1.5 premium                             100.9            1.5                  151.4
          Scheduled Holiday (Avg. = 8.25 days)                         66.0            2.5                  165.0
             (includes 3.1 additional hours)
          Holiday Off Hours (Avg. = 2.75 days)                        (22.0)           1.0                   22.0
                                                                    -------                               -------
                                                                    2,184.0                               2,355.5

          Earnings  =  2,355.5 ($16.73)  =  $39,407.52


C)   Average annual earnings under the 12H, 2,184-hour schedule:

                                                                    HOURS            PREMIUM              HOURS
          TYPE                                                      WORKED            FACTOR               PAID
          ----                                                      -------          -------             --------
          Scheduled S/T (excl. holidays)                              1,412              1.0              1,412.0
          Scheduled O/T (excl. holidays)                                706              1.5              1,059.0
          Holiday Hours (Avg. 5.5 days)                                  66            2.879                190.0
          Holiday Off Hours (Avg. 5.5 days)                             (44)           1.151                 50.6
                                                                    -------                              --------
                                                                      2,184                               2,711.6

          Annual earnings are the same as in Case B = $39,407.52

          Wage Rate   =  $39,407.52   =   $14.53
                         ----------
                          2,711.6

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


          Ratio of 12H rate to 8-hour rate  =

                $16.73      =    1.151        $14.53      =       0.8685
                ------                        ------
                $14.53                        $16.73

         Earnings 2,711.6 ($14.53)  =  $39,399.55

SHIFT DIFFERENTIAL

Currently, shift employees receive shift differential for working the evening and midnight shifts. When premium rates apply to hours worked, the same premium is applied to shift differential.

Under the 12H shift, shift differential will be paid for the night shift only, therefore, the rate must be adjusted to keep annual earnings the same. Shift differential will continue to be increased by premium rates, and will continue to be paid only for hours worked.


     A) Average Annual Shift Differential under the present 8-hour schedule, based on 2,080 hours worked:

                                                 HOURS        PREMIUM         HOURS
          TYPE                                  WORKED         FACTOR          PAID        RATE        EARNINGS
          ----                                  ------        -------         -----        -----       ---------
          Eve Shift (excl. holidays)             672.4          1.0           672.4        $0.50       $  336.20
          Mid Shift (excl. holidays)             672.4          1.0           672.4        $1.00       $  672.40
          Holiday Eve Shift                       21.0          2.5            52.5        $0.50       $   26.25
          Holiday Mid Shift                       21.0          2.5            52.5        $l.00       $   52.50
                                                                                                       ---------
                                                                                                       $1,087.35

     B) Average Annual Earnings on the present 8-hour schedule, based on 2,184 hours worked:

                                                 HOURS        PREMIUM         HOURS
          TYPE                                  WORKED         FACTOR          PAID       RATE         EARNINGS
          ----                                  ------        -------         -----       -----        ---------
          Eve Shift S/T (excl. holidays)         672.4           1.0          672.4       $0.50        $  336.20
          Eve Shift O/T (excl. holidays)          33.6           1.5           50.4       $0.50        $   25.20
          Mid Shift S/T (excl. holidays)         672.4           1.0          672.4       $1.00        $  672.40
          Mid Shift O/T (excl. holidays)          33.6           1.5           50.4       $1.00        $   50.40
          Holiday Eve Shift                       22.0           2.5           55.0       $0.50        $   27.50
          Holiday Mid Shift                       22.0           2.5           55.0       $l.00        $   55.00
                                                                                                       ---------
                                                                                                       $1,166.70

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


     C) Average Annual Shift Differential on the 12H shift schedule, based on 2,184 hours worked:

          The 12H shift differential rate (unadjusted) is calculated as follows:

                         8-Hour Schedule                                              12H Scheduled
                         ---------------                                              -------------
         Days            $0.00/hr. * 8     =        $0.00              Days        -  No differential
         Eves.           $0.50/hr. * 8     =        $4.00              Nights      -  $12.12 hr. = $1.00/hr
         Mid             $1.00/hr. * 8     =        $8.00
                                                 ----------
                                                 $12.00/day

                                                  HOURS         PREMIUM        HOURS
        TYPE                                     WORKED          FACTOR        PAID        RATE        EARNINGS
        ----                                     ------         -------       -------      -----       ---------
        S/T Night Shift (excl. holidays)           706             1.0          706.0      $1.00       $  706.00
        O/T Night Shift (excl. holidays)           353             1.5          529.5      $1.00       $  529.50
        Holiday Night Shift                         33           2.879           95.0      $1.00       $   95.00
                                                                              -------                  ---------
                                                                              1,330.5                  $1,330.50
                                                                              -------                  ---------

         Therefore, the negotiated shift differential must be adjusted by:

                 $1,166.70        =     0.877
                 ---------
                 $1,330.50

         to keep annual earnings the same.

         Annual Earnings  =  $1,330.5  (0.877)  $1,166.85

SUMMARY -- COMBINED ANNUAL EARNINGS

     A)   Under present 8-Hour (2,080 hours) schedule:

          Straight Time, O/T & Holiday Wages                       $36,794.29
          Shift Differential                                         1,087.35
                                                                   ----------
                                                                   $37,881.64

     B)   Under an 8-hour (2,184 hours) schedule:

          S/T, O/T & Holiday Wages                                 $39,407.52
          Shift Differential                                         1,166.70
                                                                   ----------
                                                                   $40,574.22

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


     C)   Under the 12H (2,184 hours) schedule:

          S/T, O/T & Holiday Wages                                 $39,399.55
          Shift Differential                                         1,166.85
                                                                   ----------
                                                                   $40,566.40

PAY RATES

Premiums under the 12-hour schedule will be as follows:

A)       Straight time hours as part                       1.0          x    12 hour base
         of the regular schedule                           1.0          x    $14.53              =    $14.53

B)       Overtime hours as part                            1.5          x    12 hour base
         of the regular schedule                           1.5          x    $14.53              =    $21.80

C)       Hours worked beyond 12.                           1.5          x    $16.73              =    $25.10
                                OR
         Hours worked outside regular schedule.
                                OR
         Hours worked for schedule change outside contract notice.

D)       Hours worked on last schedule day of rest (if     2.0          x    $16.73              =    $33.46
         all days of rest worked that week).

E)       Hours worked on scheduled                         2.879        x    12 hour base
         holiday up to 12 hours.                           2.879        x    $14.53              =    $41.83

F)       Hours worked on holiday outside regular schedule  2.5          x    $16.73              =    $41.83

G)       Vacation Pay, Jury Duty,                          8 Hrs.       x    12-Hour base
         Funeral Pay, etc.                                 + 4 Hrs.     x    1.5 x 12-Hour base

H)       Holiday not worked (8 hours)                      1.151        x    $14.53              =    $16.72

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


                      EXAMPLE OF SICKNESS PLAN CALCULATIONS

Basis:   2-Week Sickness

Ratio of 8-Hour to 12-Hour Schedules

         80-Hours/2 Weeks                        =       0.9524
         ----------------
         84-Hours/2 Weeks

40-Hour Weeks - Current Schedule

         40 x 2 x $16.73 x 0.90                  =         $1,204.56

36/48-Hour Weeks - 12H Schedule

         (36 + 48) x $16.73 x 0.9524 x 0.90      =         $1,204.58
                                                           ---------

              Difference                         =          $   0.02
                                                           ---------

                                    EXHIBIT A
                           TWELVE HOUR SHIFT AGREEMENT


                                JANUARY 31, 1991

                         INTERPRETATION OF ATTACHMENT E

                  12 HOUR SHIFT, OPERATIONS OVERTIME AGREEMENT


Page 20 applies to scheduled overtime, and

Page 21 applies to call-out overtime


SCHEDULED OVERTIME, ATTACHMENT E PAGE 20

It is our intent to inform people, by their last work day, of any scheduled overtime needs known to exist during their off days. Adequate notice should be provided when scheduled overtime wants to be turned down so that coverage can be arranged no later than 12 hours prior to the start of the overtime period. If no replacement can be arranged, the employee remains scheduled for the overtime assignment.

CALL-OUT OVERTIME, ATTACHMENT E PAGE 21

It is our intent to arrange for overtime coverage as far in advance as possible, once a need has been identified. Less than a 4-hour notice should be necessary only when short notice illness, emergency, or 1-hour day bank day requests are received. Therefore, a crew on off days will be contacted as soon as possible once a vacancy exists. Each department can determine an appropriate method to contact people for overtime coverage.

If a person accepts a call-out overtime assignment, he can later turn it down, if coverage can be arranged no later than 4 hours prior to the start of the overtime period.


         /s/ P. J. Pollock                       /s/ Wayne R. Parker
----------------------------------      ----------------------------------------
FOR THE UNION                           FOR THE COMPANY

             6/2/93                                    6/2/93
----------------------------------      ----------------------------------------
DATE                                    DATE

                                    EXHIBIT B
                                   WAGE RATES


                                          *Ratification    Pct.
                                              Date        Incr.
                                          -------------   -----

               I&E                            $25.46       3.5%
               Machinist                      $25.38       3.5%
               Boilermaker             **     $24.52         0%
               Pipefitter              **     $24.52         0%
               Operating Engineer      **     $24.52         0%
               General Mechanic        **     $24.52         0%

               Lab Analyst             **     $24.52         0%

               Outside Operator        **     $24.52         0%

               Pumper Gauger           **     $24.52         0%


* Wages will become effective on date of contract signing following ratification by the Bargaining Unit and will remain as reflected above for the term of the contract. Pay increases will not be retro-active.

** Each Boilermaker, Pipefitter, Operating Engineer, General Mechanic, Lab Analyst, Outside Operator and Pumper Gauger employed by Sterling Chemicals at ratification will receive a lump sum payment of $1200 on the 30th day after the ratification date of the contract, provided he/she has remained actively employed by the COMPANY through that date.

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                                       60

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS




                            CHEMICAL PROCESS OPERATOR
                            APPRENTICESHIP STANDARDS



                            STERLING CHEMICALS, INC.
                           ITS SUCCESSORS AND ASSIGNS



                                       AND



                              THE TEXAS CITY, TEXAS
                          METAL TRADES COUNCIL, AFL-CIO
                              OF TEXAS CITY, TEXAS




                           REVISED DECEMBER 18, 1998

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS

                 CHEMICAL PROCESS OPERATOR APPRENTICE STANDARDS


These Standards for the training of Operators (Group 1) have been prepared and adopted jointly by Sterling Chemicals, Texas City, Texas and the Texas City, Texas Metal Trades Council, AFL-CIO.

It is essential that chemical process operators be broadly trained in the practical and mechanical aspects of their work in order to develop skills which will be valuable to the COMPANY and themselves. These skills will be obtained both on and away from the job. The Apprenticeship Standards have as their broad purpose the establishment, maintenance, and improvement of high standards of training and performance among chemical process operators (Group 1) employed by the COMPANY in order to assist them in developing such necessary skills.

Provisions outlined in the Operator Apprenticeship Standards may be modified by mutual agreement between the COMPANY and the UNION, and either party reserves the right to terminate these Operator Apprenticeship Standards by giving written notice at least sixty (60) days prior to the desired date of termination..

Both parties agree that these Standards, to be acceptable, must be certified by the Bureau of Apprenticeship and Training.

It is further agreed that should the registration agency require any changes in the Standards, the parties will meet and discuss these recommendations.

SECTION 1 - DEFINITIONS

The following terms, as used herein, shall be construed as follows:

A)   "COMPANY" shall mean Sterling Chemicals, Inc., Texas City, Texas.

B)   "UNION" shall mean Texas City, Texas Metal Trades Council, AFL-CIO.

C) "Apprentice Training Supervisor" shall be that Management Representative assigned by the COMPANY who is responsible for the maintenance of records and coordination of the apprenticeship program.

D) "Apprentice Job Instructor" shall mean personnel of the COMPANY who are qualified in the work being performed and selected by the Manufacturing Superintendent, to instruct apprentices on the job or in the plant.

E) "Apprentice" shall be a person who has been properly selected for training and who has signed an agreement with the COMPANY to train as an apprentice operator, as outlined in these Standards.

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                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


F) "Apprenticeship Agreement" shall mean a written agreement between the COMPANY and the employee selected for and classified as an Operator Apprentice. (A sample copy is attached.)

G) "Parties to the Operator Apprenticeship Agreement" shall mean the apprentice, his/her parents or guardian (if he/she is a minor), and a duly authorized representative of the COMPANY, each of whom shall sign the agreement.

H) "Operator Apprenticeship Advisory Committee" shall mean the persons selected to confer with Management on operator training problems. This committee shall be composed of three UNION operators and three MANAGEMENT representatives.

I) Apprenticeship Standards" shall mean this entire exhibit including these definitions.

J) "Classroom instructor" shall mean personnel who are associated with or trained in operating work and who meet the qualifications required by the Texas Education Agency and selected to instruct apprentices in their instruction classes."

K)   "Registration Agency" shall mean the Bureau of Apprenticeship and Training.

SECTION 2 - ADMINISTRATION

The administration of these Standards and the supervision of the following duties shall be under the general direction of the Plant Manager or his representative, whose duty it shall be:

A) To see that each prospective apprentice is interviewed and impressed with the responsibilities he/she is about to accept, as well as the benefits he/she will be entitled to receive.

B) To accept or reject applicants for apprenticeship after proper examination and interviews, and execute the Operator Apprenticeship Agreement.

C) To recommend apprenticeship agreement for registration with the Registration Agency.

D)   To see that adequate records are kept of all apprentices' progress.

E) To see that apprentices are given a variety of work experience which is outlined under Section 15 hereof, and that they are properly instructed in their respective jobs.

F) To certify completion of training to the Registration Agency who will issue a certificate.

G) To recommend candidates as Classroom Instructors and to require periodic reports from the Instructors.

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                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


H) To hold periodic meetings with the plant Operator Apprenticeship Advisory Committee and other consultants of interested agencies that may offer suggestions for the improvement of the program.

I) To request the supervisor to see that safety practices and principles are incorporated in the training of all apprentices.

J) To advise the Registration Agency of the cancellation of Apprenticeship Agreements.

SECTION 3 - SUPERVISION OF APPRENTICES

A) Apprentices shall perform work in connection with their training under the supervision of their immediate supervisor, who will be assisted by an Apprentice Job Instructor. Apprentices shall be responsible for tracking hours worked in each training category on a regular and ongoing basis and ensuring that the total training hours logged in each category are consistent with the requirements of the apprenticeship program.

B) The Apprentice Training Supervisor shall keep a record of the progress of each apprentice, both on the job and in the classroom, and shall keep the Management and Operator Apprentice Advisory Committee informed of same. If on consultation with the Manufacturing Superintendent, the Job Instructor or Classroom Instructor, he/she finds that an apprentice shows lack of interest or does not appear to have the ability to be an operator, he/she shall place all the facts in the case before the Management. Under these circumstances, an apprentice may be placed in a probationary status. Apprentices are responsible for taking the initiative to consult with the Apprentice Training Supervisor and the Apprentice Job Instructor as frequently as is needed to ensure that assignments and hours worked are properly distributed among the various apprentice training categories to adequately prepare the apprentice for interim and final examinations.

C) An apprentice who fails a portion of his/her training program, either on the job or related classroom work, because of absenteeism, a lack of interest, or does not appear to have the ability to be an operator, will be placed in a probationary status and will be required to satisfactorily complete the specified area of training in which he/she failed. He/she will not receive merit increases during this probation. When he/she has satisfied the requirements of his/her probation, his/her next merit increase shall be at his/her indicated calendar pay level. No merit increase will be retroactive. Only one probation will be allowed and that period shall not exceed six (6) months. If an apprentice fails to satisfy the requirements of his/her probation, his/her Apprenticeship Agreement will be terminated, and if his/her apprenticeship agreement is terminated his/her employment will be terminated. If probation is for poor related classroom performance, this period will be added to the end of the apprentice's program. If this extended work is not completed, the employee will be terminated.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


SECTION 4 - APPRENTICE ELIGIBILITY REQUIREMENTS

Applicants before being accepted for training must be able to meet the following requirements

A)   Education qualifications for candidates hired on or after May 1, 1993, are:

     1.   Junior College Basic Petrochemical Operators Course,
     2.   Three (3) hours of a college level math,
     3.   Six (6) hours of a college level science,
     4.   With a GPA of 2.5 or better (A=4.0).

B)   Be of legal working age

C)   Meet physical and mental requirements of the position

D)   Willing to work shift work and overtime

E)   Willing to serve on Fire Squad

SECTION 5 - SELECTION OF OPERATOR APPRENTICES

A) The success of the apprenticeship program is facilitated by a careful selection of candidates. The greatest care will be exercised in selecting the best qualified applicants. Consideration will be given to physical qualifications, interest, aptitude, mental capacity to absorb and profit by the instruction given on the job and the classroom, past history and accomplishments, background, and general acceptability as a candidate for apprentice training. Present employees will be considered before outside candidates. These factors will be determined by interview and examination of relevant material. It shall be the responsibility of Management to exercise final judgment with respect to relative fitness of candidates.

B) Selection of apprentices under the program shall be made from qualified applicants on the basis of qualifications alone and without regard to race, religion, color, national origin, age, sex, veteran status or disability in accordance with objective standards which permit review after full and fair opportunity for application; and this program shall be operated on a completely nondiscriminatory basis.

SECTION 6 - NUMBER OF APPRENTICES

At no time should the number of apprentices be more than one (1) apprentice to every two (2) operators on a departmental basis unless mutually agreed to by the parties.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


SECTION 7 - TERM OF TRAINING

The usual term or duration of training for the Operator Apprentices within the plant shall be thirty-six (36) months. The term shall be divided into six (6) month periods of advancement. An apprentice may be required to make up extended absences before being advanced to the next period.

SECTION 8 - PROBATIONARY PERIOD

A) The first one-hundred thirty-five (135) days of training shall be a probationary period for new employees. During this probationary period the operator apprentice will be very carefully checked to determine his/her fitness to continue the training. Should it become evident that he/she does not have the necessary qualifications to continue successfully, he/she will be promptly released so that he/she may possibly continue in some other line of work for which he/she may be better qualified. The advantage of apprenticeship will be reserved for those who can and do make the best of opportunities offered.

B) Probationary Period as used in this Section 8 is the contractual probation as provided in the Articles of Agreement and should not be confused with the probation as provided in Section 3 of these Chemical Process Operator Apprenticeship Standards.


SECTION 9 - APPRENTICESHIP AGREEMENT

The apprentice, and if he/she is under 21 years of age, his/her parents or guardian, shall be required to sign an Operator Apprenticeship Agreement and such agreement shall also be signed by the COMPANY. The following shall receive copies of the Agreement:

A)   The Operator Apprentice

B)   The COMPANY

C)   The UNION

D)   Registration Agency (Bureau of Apprenticeship & Training)

SECTION 10 - WAGES

A) Operator Apprentices will be paid according to the wage schedule for Operator Apprentices in the current Articles of Agreement.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


B) The apprentice will be required to pass either an oral or written examination covering his/her work experience for the current period of apprenticeship before each advancement in the wage schedule.

C) All qualified applicants who have had previous experience and are accepted as an operator apprentice will be positioned in the Operator Apprenticeship Training Program within the first six (6) months of employment. They will be positioned in the wage schedule in accordance with the applicable experience and training after their record has been checked and evaluated by the Apprentice Training Supervisor and the Operator Apprentice Advisory Committee.

SECTION 11 - BASIC WORK TRAINING SCHEDULE

Apprentices shall receive training as outlined in Section 15, hereof, together with any other instruction which will assist in the development of future operators. Operator apprentices shall not be charged with refusal of overtime when they must refuse because of interference with related instruction classes of apprentices.

SECTION 12 - RELATED INSTRUCTION

Operator Apprentices will be required to complete a minimum of one-hundred forty-four (144) hours per year of related and technical instruction such as but not limited to mathematics, physics, chemistry, instrumentation, and unit operations. Related classroom instruction will begin at the start of the first regular semester after date of hire, and will continue for three (3) consecutive years. An apprentice will not graduate from the program until he/she has successfully completed his/her related classroom instruction. The cost of miscellaneous stationery materials required for classroom instruction held outside of scheduled working hours shall be paid for by the Operator Apprentice. The cost of books, manuals, related instructional material and tuition required for classroom instruction held outside of scheduled working hours shall be paid for by the COMPANY. Apprentices shall exercise the same diligence in their classroom work and assignment as is expected in their practical on-the-job work. The determination of progress and fitness for operation shall be based, in part, on the proficiency shown in related classroom activities. When classroom instruction is given outside of scheduled working hours, these hours of training shall not be considered hours of work nor shall wages be paid for them.

SECTION 13 - CERTIFICATE FOR COMPLETION OF APPRENTICESHIP

Upon satisfactory completion of the requirements of apprenticeship, as established herein, the COMPANY shall certify the names of the graduate apprentices to the Registration Agency, and recommend that Certificate of Completion of Apprenticeship be awarded.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


SECTION 14 - OPERATOR APPRENTICE TERMINATION

A) If the UNION alleges that an Operator Apprentice was unfairly terminated or placed on probation because of his/her inability to meet the requirements of the Operator Apprenticeship Standards, then the UNION may discuss the termination or probation in accordance with the current Articles of Agreement. During any time of the apprenticeship, the Apprenticeship Agreement may be terminated by the apprentice or the COMPANY for good and sufficient reasons given by the party so desiring to terminate such agreement and tendered to the other party in writing.

B) Non-conformity to the accepted standards of performance, lack of industry or capacity, improper conduct, or other action or lack of action on the part of the employee such as to make him/her an undesirable apprentice may be cause for termination of that Operator's Apprenticeship Agreement.

SECTION 15 - TRAINING WORK SCHEDULE

The Operator Apprentice shall be given such a job experience and instruction necessary to prepare him/her in a broad field of operating proficiency. There will be considerable flexibility in the amount of time each apprentice will spend on a given process, depending on the ability of the apprentice, the department to which he/she is assigned, and the changing nature of our plant. This training and work experience will prepare the operator to work in other operational areas with a minimum of additional training and familiarization. Basically, each apprentice will be given an overall training program that will encompass varying amounts of training and experience in three (3) or more of the eleven (11) operational categories listed below as they apply to his/her department to accumulate approximately six-thousand (6,000) hours training experience over a thirty-six (36) month period.

     A)   Thermal Cracking - Furnace Operations

     B)   Steam Generation

     C)   Converter Operation

     D)   Power Generation and Distribution

     E)   Reactor Operation

     F)   Water Cooling and Distribution

     G)   Compressor Operation

     H)   Fractionation - Distillation

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


     I)   Water Treating

     J)   Material Handling

     K.   Refrigeration

It is understood that each of these major operational categories may include elements of other operational categories and that the listing of major categories does not limit or restrict the types or variety of additional operation experiences which may be included in any such category. Operator Apprentice Training will be on jobs assigned by the COMPANY.

The usual work experience will approximate but will not be limited to the following:

                                APPROXIMATE HOURS

Process flow of the various units (Unit and Production)                     720
Pump Orientation, lubrication & preventative maintenance                    320
Starting, stopping operation, taking readings and preventative maintenance
of compressors                                                              320
Operation of exchangers and coolers                                         320
Chemical reactor operation                                                  480
Operation of steam boilers, turbines and power distribution                 320
Refrigeration operation                                                     320
Distillation, absorption, and column equipment operation                    480
Safe handling of materials, knowledge of physical and toxicological
properties and emergency procedures                                         480
Cooling tower operation, water treatment and pollution control              160
Blowdown and flare systems operations                                       160
Quality control, product sampling & testing                                 160
Reading and interpreting process control instruments; making adjustments
to control process variables                                                320
Tracing lines and sketching                                                 160
Operation of analyzers and blenders                                         160
Operation of furnaces and boilers                                           160
Operation of process dryers                                                 160
Chemical treating                                                           320
Gauging, weighing, inventory tanks, transfer of materials                   160
Valves, traps, safety device, operation, safety & fire protection in unit   160
Troubleshooting process problems                                            160
                                                                          -----
                                                                   TOTAL  6,000

NOTE: The 6,000 hours total shown may be accumulated from various combinations of usual work experience above.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


The foregoing Apprentice Standards are agreed to this 18th day of December, 1998.

STERLING CHEMICALS, INC.
TEXAS CITY, TEXAS

TEXAS CITY, TEXAS METAL TRADES COUNCIL, AFL-CIO
Registered as incorporating the fundamentals of apprenticeship recommended by the Federal Committee on Apprenticeship.

ADMINISTRATOR
U.S. Department of Labor
Bureau of Apprenticeship and Training

Date Filed
          ---------------------------

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


                                   ATTACHMENT
               CHEMICAL PROCESS OPERATOR APPRENTICESHIP STANDARDS

                            CHEMICAL PROCESS OPERATOR
                              APPRENTICE AGREEMENT

Apprentice:
           ---------------------------------------------------------------------
Craft:
      --------------------------------------------------------------------------

THIS AGREEMENT, entered into this _________ day of ____________________________,
19___ between the apprentice whose name appears above and Sterling Chemicals, Texas City, Texas, its successors or assigns, WITNESSETH THAT the COMPANY and the apprentice, and his/her parents or guardian if he/she is a minor, desire to enter into an Agreement of Apprenticeship, and therefore, in consideration of the promises and of the mutual covenants herein contained do hereby mutually covenant and agree as follows:

1)   The COMPANY agrees, during the period of this Agreement to:

     a) Furnish to the apprentice as broad a work experience as is practical within the craft named above and is consistent with the duties performed by other employees in the craft and as is consistent with the apprentice's interest and his/her ability to master the skills involved.

     b) Pay the above mentioned apprentice his/her regular contract rate of pay for the time he/she spends in actually performing work for the COMPANY.

     c) Conform to provisions as stipulated in the "Chemical Process Operator Apprenticeship Standards," which shall be considered a part of this Agreement.

2)   The apprentice named above agrees to:

     a) Perform for the COMPANY the highest quality of work of which he/she is capable.

     b) Abide by all applicable rules and regulations pertaining to safety practices.

     c) Conform to provisions as stipulated in the "Chemical Process Operator Apprenticeship Standards," which shall be considered a part of this Agreement.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


3)   The parents or guardian agree to:

     a) Make all reasonable efforts to assure proper and diligent performance by the apprentice of all obligations assumed under this Agreement.

The apprenticeship term begins on the ____ day of _________________, 19___ and terminates upon the successful completion by the apprentice of thirty-six (36) months of training by the COMPANY in said craft, as stipulated in the "Chemical Process Operator Apprenticeship Standards". Credit for __________________ months of previous experience toward apprenticeship is hereby granted this apprentice. This credit shall count in the wage progression schedule only.

Explanation, if any, of a credit granted:
                                         ----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In witness whereof the parties hereunto set their hands.

The foregoing Apprentice Agreement is agreed to this __ day of __________, 19__.

STERLING CHEMICALS, INC.
TEXAS CITY, TEXAS


----------------------------------------------------------
(SIGNATURE)

----------------------------------------------------------      ----------------
(TITLE)                                                         (DATE)

APPRENTICE


----------------------------------------------------------      ----------------
(PLEASE PRINT NAME))                                            (DATE OF BIRTH)

----------------------------------------------------------      ----------------
(SIGNATURE)                                                     (DATE)

----------------------------------------------------------      ----------------
(PARENT OR GUARDIAN SIGNATURE)                                  (DATE)

Registered as incorporating the fundamentals of apprenticeship recommended by the Federal Committee on Apprenticeship.

ADMINISTRATOR
U.S. Department of Labor
Bureau of Apprenticeship and Training

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS




                           MAINTENANCE APPRENTICESHIP
                                    STANDARDS




                            STERLING CHEMICALS, INC.
                           ITS SUCCESSORS AND ASSIGNS




                                       AND




                              THE TEXAS CITY, TEXAS
                          METAL TRADES COUNCIL, AFL-CIO
                              OF TEXAS CITY, TEXAS




                            REVISED DECEMBER 18, 1998

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


                      MAINTENANCE APPRENTICESHIP STANDARDS
OBJECTIVES

These Standards have as their broad purpose the establishment, maintenance, and improvement of high standards of workmanship in the crafts employed by the COMPANY and to establish a long range training program that will meet the needs of the COMPANY in providing craft persons for each trade, giving individuals an opportunity to advance into the Journey person classification.

DEFINITIONS

The following terms, as used herein, shall be construed as follows:

A)   "COMPANY" shall mean Sterling Chemicals, Inc., Texas City, Texas.

B)   "UNION" shall mean Texas City, Texas Metal Trades Council, AFL-CIO.

C) JOINT APPRENTICESHIP COMMITTEE shall mean the persons selected to confer with Management on apprenticeship training problems.

D) APPRENTICE TRAINING SUPERVISOR shall be the Management representative assigned by the COMPANY who is responsible for coordination and maintenance of records of the Apprentice Program.

E) APPRENTICE JOB INSTRUCTOR shall mean a journey person selected by management to instruct an apprentice on the job, or in the plant.

G) APPRENTICE shall be a person who has been selected for training and who has signed an apprentice agreement with the COMPANY to train for a skilled trade, as outlined in the Maintenance Apprenticeship Standards.

E) APPRENTICE AGREEMENT shall mean a written agreement between the COMPANY and the employee selected for and classified as an apprentice, sample copy of which is attached hereto, and it shall be registered with the Bureau of Apprenticeship Training.

H) REVIEW OF AGENCY OR REGISTRATION AGENCY shall mean the Bureau of Apprenticeship and Training, U.S. Department of Labor.

I) PARTIES TO THE APPRENTICE AGREEMENT shall mean the apprentice, his/her parents or guardian (if he/she is a minor), and a duly authorized official of the COMPANY, each of whom shall sign the Apprentice Agreement.

J) STANDARDS OF APPRENTICESHIP shall mean this entire Exhibit, including these definitions.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


K) APPRENTICEABLE CRAFTS shall include, but shall not be limited to, crafts with the following titles: Boilermaker/Ironworker, Carpenter, Instrument/Electrical Worker, Asbestos Worker, Machinist, Painter, Pipefitter and Operating Engineer.

L) CRAFT APPRENTICE REPRESENTATIVE shall mean the representative elected or appointed by the craft to advise and assist in matters relative to the Apprentice Training Program as it pertains to his/her craft.

JOINT APPRENTICESHIP COMMITTEE

A Joint Apprenticeship Committee will consist of representatives of Management and the Craft Apprentice representative of those crafts having apprentices covered by an apprenticeship agreement. This committee will advise in the operation of the program and functions as outlined in these Standards.

BASIC QUALIFICATIONS

A)   Be of legal working age.

B)   Willing to work shift work and overtime.

C) Educational requirements for all Machinists and Instrument/Electrical candidates hired on or after May 1, 1993, are:

     1)   Six (6) hours of college math, and
          Six (6) hours of college science,
          With a GPA of 2.5 or better (A = 4.0) , OR
     2)   Graduate of a vocational trade school with 2.5 GPA or better

D)   Meet physical and mental requirements of the position.

SELECTION OF CRAFT APPRENTICES

The success of the apprentice program is facilitated by a careful selection of candidates. The greatest care will be exercised in selecting the best qualified applicants. Consideration will be given to physical qualifications, interest, aptitude, mental capacity to absorb and profit by the instruction given on the job and in the classroom, past history and accomplishments, background and general acceptability as a candidate for apprentice training. Present employees will be considered before outside candidates as long as they meet the basic qualifications described above. These factors will be determined by interview and examination of relevant material. It shall be the responsibility of Management to exercise final judgment with respect to relative fitness of candidates. Selection of apprentices under the program shall be made from qualified applicants on the basis of qualifications alone and without regard to race, religion, age, color,

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


national origin, sex, veteran status or disability in accordance with objective standards which permit review after full and fair opportunity for application; and this program shall be operated on completely non-discriminatory basis.

APPRENTICE AGREEMENT

A written apprenticeship agreement will be executed between the COMPANY and each apprentice (if he/she is under twenty-one (21) years of age his/her parents or guardian shall be required to sign) entering the Apprenticeship Program. A sample of this agreement is attached.

ADMINISTRATION

The apprentices may be moved from job to job within their crafts in accordance with the schedule of work experience outlined in these Standards.

The Craft Supervisor will keep records of work performed by each apprentice showing the time spent on jobs and the quality and progress of the work performed. The Human Resources Department will keep a record of the progress of each apprentice, both on the job and in the classroom and shall keep Management and the Joint Apprenticeship Committee informed of the same.

Likewise, apprentices shall be responsible for tracking hours worked in each training category on a regular and ongoing basis and ensuring that the total training hours logged in each category are consistent with the requirements of the apprenticeship program. Apprentices are responsible for taking the initiative to consult with the Apprentice Training Supervisor and the Apprentice Job Instructor as frequently as is needed to ensure that assignments and hours worked are properly distributed among the various apprentice training categories to adequately prepare the apprentice for interim and final examinations.

No merit increase will be retroactive. Only one probation will be allowed and that period shall not exceed six (6) months. If an apprentice fails to satisfy the requirements of his/her probation, his/her Apprenticeship Agreement will be terminated, and if his/her Apprenticeship Agreement is terminated his/her employment will be terminated. If probation is for poor related classroom performance, this period will be added to the end of the apprentice's program. If this extended work is not completed, the employee will be terminated. Termination outside of the new-hire one-hundred thirty-five (135) day probationary period will be subject to the grievance and arbitration procedure.

If the apprentice shows a lack of interest or does not appear to have the ability to become a craft person, the apprentice may be permitted to continue in a probationary status, repeat specified process or to have his/her apprentice agreement terminated and should his/her apprentice agreement be terminated his/her employment will be terminated.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


The Human Resources Department will consult with local school authorities in order to assist in providing for trade science and related trade information classes which are to be attended by each apprentice outside of normal working hours.

The Human Resources Department will prepare and secure signatures on apprenticeship agreements and register the agreement with the Bureau of Apprenticeship and Training.

TERMS OF APPRENTICESHIP

The terms of apprenticeship will be eight thousand (8,000) hours of reasonably continuous employment for four (4) years or as may be specified for particular crafts.

CREDIT FOR PREVIOUS EXPERIENCE

Before a new employee has passed the one-hundred thirty-five (135) day probationary period the apprentice representatives from the COMPANY and the craft involved shall meet and agree to the amount of credit, if any, to be given toward completion of the required hours of the apprenticeship program. The amount of credit shall be based on past experience and training and subjects related to the craft in which the apprentice is entering the training.

PROBATIONARY PERIOD

The first one-hundred thirty-five (135) days shall be a probationary period. During this probationary period the apprentice will be very carefully checked to determine his/her fitness to continue the training. Should it become evident that he/she does not have the necessary qualifications to continue successfully, he/she will be promptly released from apprenticeship

LAYOFFS

If a general reduction in force becomes necessary because of reduced production requirements (or for any another reason beyond the control of the COMPANY or the Apprentice), the layoff of an apprentice is to be effected in accordance with the existing seniority provisions and pertinent portions of COMPANY -- UNION Contract, his/her Apprentice Agreement will be automatically suspended but not canceled. Further, it is mutually agreed that no new apprentice will be hired into any craft while there are journey persons in that craft on the recall list.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


SCHEDULING OF BASIC WORK EXPERIENCE

The apprentice shall be given such experience and instruction as will qualify him/her as a journey person in the trade. Flexibility in the time spent on each activity is permissible on the basis of the apprentice's ability to grasp the skill. Vacations will be counted as hours worked. Extended illness or leaves of absences will be looked at on a case by case basis but may extend the apprentice period.

Dependent upon the COMPANY's production requirements, rate of operation, work load or the ability of the apprentice, the distribution of time may deviate from the following listings.

The schedule for each craft is set forth as follows:

ASBESTOS WORKER
---------------
  Use and care of tools                                                  100
  Identification of hot materials                                        400
  Application of hot materials                                          2900
                                         Curved and flat surfaces
                                                    Pipe surfaces
                                       Cement and finish exterior
                                       Cement and finish interior
  Use and care of tools                                                  100
  Identification of cold materials                                       500
  Application of cold materials                                         2000
                                         Curved and flat surfaces
                                                    Pipe surfaces
                               Finished, flat and curved surfaces
                                               Interior, Exterior
                                                   Finish, piping
                                               Interior, Exterior
  Stripping and sealing cold surfaces                                    800
                                                        Equipment
                                                           Piping
  Cement and masonry                                                     960
  Estimation of material per job                                         200
  Safety
  Asbestos Handling - Specific Procedures                                 40
                                                            TOTAL      8,000
                                                                       -----

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


CARPENTER
---------
Use and care of hand tools                                                  200
Scaffolds and rigging                                                      2500
Building and setting concrete forms                                        1000
Shoring and bracing                                                         500
Driving sheet piling                                                        500
Installing transite roofing siding                                          700
Repair of cooling towers                                                   1000
Blueprints and sketching                                                    700
Use and care of power tools                                                 700
Crating                                                                     200
Cabinet making                                                                0
Safety                                                       (Continuous)
                                                        TOTAL              8000
                                                                          -----

BOILERMAKER/IRONWORKER
----------------------
Use and care of tools                                        (Continuous)
Layout blueprints and sketching                                               500
Bubble towers & filters (bubble caps tran and down comers)                   1000
Fabricating steel                                                             600
Rigging and equipment handling                                               1000
Shaping rolling                                                               700
Burning welding                                                              1000
Maintenance of boilers (inspecting, repairing, cleaning)                     1500
Cribbing, setting equipment                                                   200
Maintenance of heat exchangers, tube bundles and reboilers                   1500
Safety                                                       (Continuous)
                                                        TOTAL                8000
                                                                            -----

NOTE: Welding -- at COMPANY's option a limited number of highly qualified individuals will be trained as certified welders in lieu of specialized Boilermaking

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


INSTRUMENT/ELECTRICAL WORKER
----------------------------
Safety -- JSA preparation SP bulletins work habits OSHA       (Continuous)
     1910.119 Class A
Use of hand tools                                             (Continuous)
Rigging                                                       (Continuous)
Use of test equipment                                         (Continuous)
Ordering material from stores                                 (Continuous)
Conduit Repair                                                              300
Lighting -- relamping, blast repair, finding shorts, and new                500
     installations
Control Wiring -- Tracing, repair, and troubleshooting                      500
Splicing wire -- 480 & 120V                                                  50
Power wire                                                                  500
Motor troubleshooting                                                       100
Motor controls                                                              500
Understanding schematics, loops, wiring diagrams, one lines,                750
     P&ID, and layouts
Troubleshooting relays PLC's timers                                         500
Medium voltage equipment                                                   1000
Splicing cables, transformers, switch gear, capacitors, test                  0
     equipment, and motors
UPS systems and variable speed drives                                       200
Interlocks, alarms, shutdown switches, and sequential events                400
     recorders
N.E.C. -- grounding, explosion proof equipment                              200
Fuses and circuit breakers                                                  200
Repair and calibration of electronic equipment PC boards,                     0
     power supplies, digital controllers
Control Valve and Shop Repair - actuators, positioners, I/Ps,              1000
     limit switches, bench set, assembly, disassembly
Transmitter repair, calibration, and troubleshooting with                  1950
     pneumatic, electronic, and digital instruments;
     temperature, flow, level, pressure, pH, and conductivity
     instruments and power supplies
I/E System troubleshooting                                                 1000
Loop tuning                                                                 150
DCS, and digital controller configuration                                   100
Preparing calibration control charts                                        100
                                                          TOTAL           10000
                                                                          -----

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


IRONWORKERS
-----------
Use and care of tools                                               JOB
Layouts, blueprints, and sketching                                 CLASS
Erection of steel                                                COMBINED
Burning and welding                                                WITH
Using chain falls, chokers, heavy equipment, crane signaling    BOILERMAKER
Fabricating steel (to include bending, rolling, and shaping
     steel and associated metals and use of shop equipment)
Riggings -- including equipment and handling
Reinforcing steel
Safety
                                                          TOTAL          N/A
                                                                         ---

MACHINISTS
----------
Use and Repair of Tools                                                    80
Shaper                                                                      0
Lathe                                                                     600
Blue Prints/Layout                                                        200
Milling Machine                                                           200
Acetylene torch and welding                                               200
Metalizing                                                                  0
Balancing                                                                 100
Key Cutter                                                                  0
Surface Grinder                                                           100
Drill Press                                                               100
Do-all saw including blades                                                60
Pumps                                                                    2600
Turbines                                                                  900
Compressors                                                               900
Gear reducers                                                             400
Mixers, extruders, blowers                                                460
Miscellaneous                                                             600
     (including rigging, steam traps, gauge glasses, MICS, manlifts, and reverse indicator alignment)
Safety                                                 (Continuous)
Machine Tools                                                             500
                                              Shaft fabrication
                                                  Bore coupling
                                                 Thread cutting
                                                Key way cutting
                                                          TOTAL          8000
                                                                        -----

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


PAINTERS
--------
Use and care of tools                                                       500
Materials                                                                  1500
Use and preparation, proper mixing, and matching colors                       0
Sign painting                                                               500
Exterior painting                                                          1000
Interior painting                                                          1000
Spray painting and spray painting equipment                                1000
Wood and steel frame glazing                                                500
Paint coking                                                                200
Rigging necessary for jobs                                                  300
Stage and boatswain chair                                                     0
Estimate materials                                                          500
Use of sand blasting equipment                                             1000
Safety                                                        (Continuous)
                                                          TOTAL            8000
                                                                           ----

PIPEFITTER
----------
Use and care of tools                                         (Continuous)
Pipe supports and pipe hangers                                              500
Blueprints, sketching, and layout                                          1000
Rigging and pipe assembly, process piping                                  1700
     Installation
     Instruction on the following fundamentals will be given during the applicable work schedules listed below: 1) size of pipe; 2)
     schedule of pipe; 3) number of threads on pipe; 4) take off on fittings and valves and how used; and 5) different kinds of metal
Underground                                                                 200
Use of hot tapping equipment and pipe machines                                0
Screwed piping                                                              500
Tubing and instrument fitting                                               800
Corrosion - resistant piping                                                800
High pressure piping                                                       1000
Steam and hot water piping                                                 1000
Pipe bending (hot and cold)                                                 500
Safety                                                        (Continuous)
                                                          TOTAL            8000
                                                                          -----

NOTE: At COMPANY's option, welding will be given to a limited number of selected individuals who would spend one-half year in the welding department. This training to be in lieu of specialized pipe fitting training and will not extend length of apprenticeship.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


OPERATING ENGINEER
------------------
Maintenance procedures                                                     500
Care of engines and motors                                                 500
Cables and rigging                                                         500
Hoisting equipment                                                        4500
Bulldozers                                                                1500
Road maintenance equipment                                                 500
Safety                                                        (Continuous)
                                                         TOTAL           8,000
                                                                        ------

RELATED INSTRUCTIONS

Each apprentice will attend classes in related instruction for a minimum of one hundred forty-four (144) hours per year for each year of his/her apprenticeship. If these classes are conducted at hours other than the scheduled working hours of the apprentice, these hours shall not be considered as hours of work, nor shall wages be paid for them.

The COMPANY will pay the cost of tuition for local specified trade courses on an equivalent amount toward the tuition for a course containing pertinent material accepted as related training. Materials, books, tools, and instruments required for classroom instruction shall be provided by the COMPANY.

Failure of the apprentice to attend regularly or to satisfactorily complete the assigned work shall be considered sufficient reason for the termination of his/her apprentice contract.

NUMBER OF APPRENTICES TO BE EMPLOYED

The maximum number of apprentices to be employed shall be determined by the COMPANY to meet anticipated needs. If less than four (4) journey persons are employed in any craft, one (1) apprentice may be employed for that craft. If more than four (4) journey persons are employed in a craft the ratio will not be in excess of one (1) apprentice to every four (4) journey persons.

The above ratio may be changed subject to the approval of both the COMPANY and the UNION.

APPRENTICES WAGES -- APPRENTICE TO CRAFT PERSON

The wage rate for apprentices shall be specified in the Apprentice Merit Progression Rate Schedule.

PROGRESSION IN PROGRAM

Merit increases will not be automatic but will be granted on the basis of demonstrated ability and all apprentices will be required to pass oral, written and field tests relating to the required skills and abilities of their crafts before each advancement. The craft apprentice representative will be present at the time of these examinations.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


Apprentices may be given re-examination in thirty (30) days after a merit increase is withheld. If the apprentice fails the second examination, he/she will be terminated.

MODIFICATION OF THESE STANDARDS

These Standards of Apprenticeship may be amended at any time by negotiations between the COMPANY and the UNION providing such amendments meet the basic standards recommended by the Federal Commission of Apprenticeship. A copy of such amendment will be furnished each apprentice.

CERTIFICATE OF COMPLETION

Upon satisfactory completion of the requirements of apprenticeship, as established herein, the COMPANY shall certify the names of the graduate apprentices to the Registration Agency, and recommend that Certificate of Completion of Apprenticeship be awarded.

The foregoing Apprentice Standards are agreed to this 18th day of December, 1998.

STERLING CHEMICALS, INC.
TEXAS CITY, TEXAS

TEXAS CITY, TEXAS METAL TRADES COUNCIL, AFL-CIO

Registered as incorporating the fundamentals of apprenticeship recommended by the Federal Committee on Apprenticeship.

ADMINISTRATOR
U.S. Department of Labor
Bureau of Apprenticeship and Training

Date Filed
          --------------------

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS

                                   ATTACHMENT
                      MAINTENANCE APPRENTICESHIP STANDARDS

                               MAINTENANCE CRAFTS
                              APPRENTICE AGREEMENT

Apprentice:
           ---------------------------------------------------------------------
Craft:
      --------------------------------------------------------------------------

THIS AGREEMENT, entered into this _____________ day of _____, 19___, between the apprentice whose name appears above and Sterling Chemicals, Inc., Texas City, Texas, its successors and assigns, WITNESSETH THAT the COMPANY and the apprentice, and his/her parents or guardian if he/she is a minor, desire to enter into an Agreement of Apprenticeship, and therefore, in consideration of the promises and of the mutual covenants herein contained do hereby mutually covenant and agree as follows:

I)    The COMPANY agrees, during the period of the Agreement to:

      A) Furnish to the apprentice as broad a work experience as is practical within the craft named above and as is consistent with the duties performed by other employees in the craft and as is consistent with the apprentice's interest and his/her ability to master the skills involved.

      B) Pay the above named apprentice his/her regular contract rate of pay for the time he/she spends in actually performing work for the COMPANY.

      C) Conform to provisions as stipulated in the "Maintenance Apprenticeship Standards" which shall be considered a part of this Agreement.

II)   The apprentice named above agrees to:

      A) Perform for the COMPANY the highest quality of work of which he/she is capable.

      B) Abide by all applicable rules and regulations pertaining to safety practices.

      C) Conform to provisions as stipulated in the "Maintenance Apprenticeship Standards," which shall be considered a part of this Agreement.

III)  The parents or guardian agree to:

      A) Make all reasonable efforts to assure proper and diligent performance by the apprentice of all obligations assumed under this agreement.

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


The apprentice terms begins on the ______ day of _______________, 19____, and terminates upon the successful completion by the apprentice of ________________ hours of employment for the COMPANY in said craft, as stipulated in the "Maintenance Apprenticeship Standards." Credit for ________________ hours of previous training and experience toward apprenticeship is hereby granted this apprentice. This credit shall count toward the _____________ hours requirements. The amount of apprenticeship remaining is _______________ hours.

Explanation if any, of credit granted:
                                      ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In witness whereof the parties hereunto set their hands.

The foregoing Apprentice Agreement is agreed to this __ day of __________, 19__.

STERLING CHEMICALS, INC.
TEXAS CITY, TEXAS


-------------------------------------------------
(SIGNATURE)

-------------------------------------------------     --------------------------
(TITLE)                                               (DATE)

APPRENTICE


-------------------------------------------------     --------------------------
(PLEASE PRINT NAME)                                   (DATE OF BIRTH)

-------------------------------------------------     --------------------------
(SIGNATURE)                                           (DATE)

-------------------------------------------------     --------------------------
(PARENT OR GUARDIAN SIGNATURE)                        (DATE)

Registered with the Federal Committee on Apprenticeship, United States Department of Labor.

ADMINISTRATOR
U.S. Department of Labor
Bureau of Apprenticeship and Training

                                    EXHIBIT C
                            APPRENTICESHIP AGREEMENTS


                                    ADDENDUM
                      MAINTENANCE APPRENTICESHIP STANDARDS

SELECTION OF APPRENTICES

Under 29 CFR Part 30.5(4) Alternative Selection Method

The recruitment, selection, employment and training of apprentices during their apprenticeship shall be without discrimination because of race, color, religion, national origin, veteran status, disability or sex. The sponsor will take Affirmative Action to provide equal opportunity in apprenticeship and will operate the apprenticeship program as required under Title 29 of the Code of Federal Regulations, Part 30.

BASIC QUALIFICATIONS

Applicants for apprenticeship must meet the following requirements:

Be of legal working age (if under 21 years of age, must be willing to have parent or guardian signature on apprenticeship agreement).

1)    Have a high school diploma or GED.

2) Have twelve (12) college credit hours (six (6) hours math, six (6) hours science) with a 2.5 GPA.

3) Be willing to take an American Petroleum Institute (API) test through the College of the Mainland.

4) If and when selected, applicant must be willing to take and pass a COMPANY physical examination and drug test.

SELECTION PROCESS

1)    All resumes will be screened for basic qualifications.

2) Only applicants meeting basic qualifications shall be eligible for testing.

3) Test will be administered by the College of the Mainland and the scores released to Human Resources.

4) Notice to appear for interviews will be by phone, giving date, time and place for interview.

FAILURE TO APPEAR FOR AN INTERVIEW WITHOUT SUFFICIENT CAUSE SHALL RESULT IN CANCELLATION OF APPLICATION.

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                                       88

                                    EXHIBIT D
                                EMPLOYEE BENEFITS


Except as modified below, the COMPANY agrees to continue to provide employee benefits under the plans listed below as in effect on April 1, 2002. These benefits will last for the duration of this agreement and will be subject to change as negotiated in future contracts.

    Sterling Chemicals, Inc. Medical Benefits Plan for Hourly-Paid Employees Sterling Chemicals, Inc. Prescription Drug Benefits Plan for Hourly-Paid Employees
    Sterling Chemicals, Inc. Dental Assistance Plan for Hourly-Paid Employees Sterling Chemicals, Inc. Hourly Employees' Flexible Spending Account Plan Sterling Chemicals, Inc. Disability Benefits Plan for Hourly-Paid Employees Sterling Chemicals, Inc. Group Life Insurance Plan for Hourly-Paid Employees Sterling Chemicals, Inc. Hourly-Paid Employees' Pension Plan
    Sterling Chemicals, Inc. Savings and Investment Plan

Nothing in this Agreement shall restrict the COMPANY from changing the language in the official plan documents or changing the providers of plan benefits as long as the benefits provided are not changed (unless required by law.)

Savings and Investment Plan (SIP): The COMPANY will provide matching contributions equal to 50% of the first 7% of contributions made on base pay. Effective October 1, 2002, installment payments will no longer be available. As soon as administratively feasible after contract ratification, two withdrawals per year will be allowed for all participants.

Hourly Paid Employees' Pension Plan: The maximum pension factor is $60.

Life Insurance and Accidental Death & Dismemberment Insurance (AD&D) Benefits:
The COMPANY will not provide retiree life insurance benefits. Effective the first of the month following return to work, the COMPANY agrees to provide $50,000 of AD&D insurance to all active employees.

Dental Premiums: Employee dental premiums shall increase 5% on both January 1, 2003 and January 1, 2004. Effective January 1, 2003, after-tax payment of premiums will not be allowed.

Medical Premiums: Active employee medical premiums will remain at 15% of projected expenses and be based upon the medical claims, prescription drug claims and stop-loss insurance premiums attributable to participants in the active medical plan. Effective January 1, 2003, after-tax payment of premiums will not be allowed.

PPO Medical Plan: (1) Change coordination of benefits from standard to carve-out. This means that in situations where the Sterling Medical Plan is secondary, total benefits from both plans will be limited to the amount the Sterling Medical Plan would have paid had it been primary. (2) The COMPANY will increase the hearing aid maximum from $500 to $750. (3) Effective January 1, 2003, the COMPANY agrees to increase the lifetime medical maximum from $1,000,000 to $1,500,000 per participant. Notwithstanding the foregoing, any medical plan participant who has already received $1,000,000 in medical benefits prior to January 1, 2003, will not be eligible for these additional benefits. Additionally, any participant for whom the COMPANY is unable to obtain stop loss insurance coverage from the low cost stop loss insurance provider without additional cost will not be eligible for these additional benefits.

HMO Medical Plan: The COMPANY shall make available an HMO for employees. Employee premiums shall equal 15% of the billed cost to the COMPANY by the HMO. If the COMPANY should decide to provide HMO benefits on a self-insured basis at a later date, the COMPANY agrees to use a similar methodology to calculate HMO employee premiums as is used for the PPO plan.

                                    EXHIBIT D
                                EMPLOYEE BENEFITS


Retiree Medical Benefits (including prescription drug coverage): Current employees who retire after this agreement is ratified ("Future Retirees") and who at retirement are at least age 55 and who have at least 10 years of Vesting Service (as defined in the Hourly Paid Employees' Pension Plan), will be eligible to participate in the Sterling Chemicals, Inc. Medical Benefits Plan for Retirees and the Sterling Chemicals, Inc. Prescription Drug Benefits Plan for Retirees (collectively the "Retiree Medical Plan".) Medical premiums for Future Retirees will equal 50% of projected expenses and be based upon the medical claims, prescription drug claims and stop-loss insurance premiums attributable to participants in the Retiree Medical Plan. This exception to the reservation of rights provisions of the Sterling Chemicals, Inc. Medical Benefits Plan for Retirees and the Sterling Chemicals, Inc. Prescription Drug Benefits Plan for Retirees will last only for the duration of this agreement and will be subject to change as negotiated between the UNION and the COMPANY in future agreements or otherwise as permitted by this agreement or by law.

Voluntary Employee Benefit Association (VEBA): The COMPANY has the right to use, in accordance with the terms of the VEBA, all of the funds in the VEBA to pay medical and prescription drug claims as such claims are presented to the COMPANY for payment without maintaining any minimum balance in the VEBA. If all of the funds in the VEBA are used to pay such claims, the COMPANY shall not be under any obligation to contribute additional funds to, or otherwise continue the existence of, the VEBA.

Disclaimer as to Current Retirees: Except for the foregoing provision regarding the use of VEBA funds, nothing contained in this Exhibit D (or the new collective bargaining agreement of which it is a part) shall apply to persons who retired before the new agreement was ratified. Any prior contractual commitments, in prior collective bargaining agreements or otherwise, creating exceptions to the Sterling Chemicals, Inc. Medical Benefits Plan for Retirees or the Sterling Chemicals, Inc. Prescription Drug Benefits Plan for Retirees, including but not limited to, medical premium contribution percentages for any individual who retired prior to the ratification of this agreement, have expired and are not renewed by this agreement. The COMPANY retains the right to modify, amend, or terminate the Sterling Chemicals, Inc. Medical Benefits Plan for Retirees and the Sterling Chemicals, Inc. Prescription Drug Benefits Plan for Retirees as provided in the summary plan description and other plan documents.





                                       90